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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                         NORTHSTAR HEALTH SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)       Title of each class of securities to which transaction applies:

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      2)       Aggregate number of securities to which transaction applies:

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      3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

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      4)       Proposed maximum aggregate value of transaction:

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      5)       Total fee paid:

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[X]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identifying the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

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      2)       Form, Schedule or Registration Statement No.:

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      3)       Filing Party:

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      4)       Date Filed:

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                           NORTHSTAR HEALTH SERVICES, INC.

                             665 PHILADELPHIA STREET
                                  P.O. BOX 1289
                           INDIANA, PENNSYLVANIA 15701

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2000

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Dear Stockholders:

         A Special Meeting of Stockholders of Northstar Health Services, Inc. a Delaware corporation (the "Company"), will be held on September 20, 2000 at 7:00 a.m., Eastern time, at Holiday Inn, 1395 Wayne Avenue, Indiana, Pennsylvania, and at any postponement or adjournment thereof, for the following purposes:

         1. To consider and vote upon the approval and adoption of the Agreement and Plan of Merger by and among the Company, Benchmark Medical, Inc., a Delaware corporation ("BMI"), and its wholly-owned subsidiary Northstar Acquisition Corp., a Delaware corporation ("NAC") (the "Merger Agreement"), providing for the merger of NAC with and into the Company with the Company being the surviving corporation (the "Merger"), and pursuant to which each outstanding share of the Company's Common Stock will be converted into the right to receive $1.50 in cash, without interest, all as more fully described in the accompanying Proxy Statement and the Merger Agreement, which is attached as Appendix 1 to the Proxy Statement; and

         2. To transact such other business as may properly come before the Special Meeting.

         Only stockholders of record of the Company's Common Stock at the close of business on August 15, 2000 will be entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE AGREEMENT AND PLAN OF MERGER, AND BELIEVES THE PROPOSED MERGER IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE HOLDERS OF THE COMPANY'S COMMON STOCK VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

         Your proxy is important to ensure a quorum at the meeting, even if you hold only a few shares of the Company's Common Stock. Whether or not you plan to be present, please mark, sign, and date and return promptly the enclosed proxy so that your shares will be represented at the Special Meeting. Please sign the accompanying proxy card as your name appears on your share certificate(s). You may revoke your proxy at any time before it is voted at the Special Meeting. If you attend the Special Meeting, you may vote your shares in person. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                 By Order of the Board of Directors,


                                 Thomas W. Zaucha
                                 Chairman, President and Chief Executive Officer

Indiana, PA
August 18, 2000

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                         NORTHSTAR HEALTH SERVICES, INC.
                             665 PHILADELPHIA STREET
                                  P.O. BOX 1289
                           INDIANA, PENNSYLVANIA 15701

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2000

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Northstar Health Services, Inc. (the "Company" or "Northstar"), a Delaware corporation, to be voted at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at Holiday Inn, 1395 Wayne Avenue, Indiana, Pennsylvania on September 20, 2000, at 11:00 a.m., Eastern time, and at any postponement or adjournment thereof. This Proxy Statement, the Notice of the Special Meeting and the accompanying form of proxy are first being mailed to stockholders on or about August 18, 2000.

         Only holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the close of business on August 15, 2000 (the "Record Date"), are entitled to vote on the matters to be presented at the Special Meeting. The Company is currently authorized to issue 20,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 5,975,424 Holders of Common Stock are entitled to one vote for each share held on each matter to be voted by the stockholders at the Special Meeting. As of the Record Date, none of the Company's Preferred Stock was issued.

         At the Special Meeting, the holders of Common Stock will be asked to consider and vote upon the approval and adoption of the Agreement and Plan of Merger by and among the Company, Benchmark Medical, Inc., a Delaware corporation ("BMI"), and its wholly-owned subsidiary, Northstar Acquisition Corp., a Delaware corporation ("NAC"). A copy of the Agreement and Plan of Merger by and among the parties dated as of March 15, 2000 (the "Merger Agreement") is attached as Appendix 1 to this Proxy Statement. Under the terms of the Merger
Agreement: (1) NAC will be merged with and into the Company (the "Merger"), and
(2) each outstanding share of the Company's Common Stock will be converted into the right to receive $1.50 in cash, without interest (the "Merger Consideration").

         If the Merger is not consummated for any reason, the Board of Directors expects to continue the business of the Company as described under "Business of Northstar Health Services, Inc."

COMMON STOCK CERTIFICATES SHOULD NOT BE SENT WITH THE ENCLOSED PROXY. IF THE MERGER IS CONSUMMATED, THE HOLDERS OF THE COMMON STOCK WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR COMMON STOCK FOR THE MERGER CONSIDERATION.

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                           SUMMARY OF PROXY STATEMENT

         The following is a brief summary of certain information in this Proxy Statement. This summary is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement and the Appendices. STOCKHOLDERS ARE URGED TO READ CAREFULLY THE ENTIRE PROXY STATEMENT, INCLUDING THE APPENDICES AND THE OTHER DOCUMENTS ACCOMPANYING THE PROXY STATEMENT. SOME OF THE TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT. Copies of any documents referred to in this Proxy Statement are available for inspection at the principal executive offices of Northstar Health Services, Inc. which are located at 665 Philadelphia Street, Indiana, Pennsylvania 15701.

o        BUSINESS OF THE COMPANY

         The Company is a regional provider of physical rehabilitation and other healthcare services in Pennsylvania and adjacent states, providing services to patients suffering from physical disabilities at sixty-eight (68) outpatient rehabilitation clinics and patient care facilities. The Company and its three operating subsidiaries provide a wide range of outpatient rehabilitation therapy services for a variety of physical ailments including muscular pain, loss of function, injury or impairment. The Company provides these services, prescribed by a patient's physician, through licensed therapists, therapist assistants, aides and related personnel while coordinating the establishment and maintenance of patient records, billings to third-party payors and management and operations of the clinics. See "Business of Northstar Health Services, Inc."

o        BUSINESS OF BENCHMARK MEDICAL, INC.

         BMI is a privately-held Delaware corporation whose business purpose is to purchase and operate outpatient physical rehabilitation companies. BMI's strategy is to seek to acquire outpatient physical rehabilitation practices through platform, pedestal and densification acquisitions in geographic markets that the company has identified. BMI's strategy is to consolidate the outpatient rehabilitation industry during this opportune point in the industry when reimbursement levels are at an all-time low and the top competitors have been temporarily forced to suspend or diminish acquisitions and focus on the internal problems unrelated to the outpatient rehabilitation industry. See "Business of Benchmark Medical, Inc."

o        THE SPECIAL MEETING

         The Special Meeting of the stockholders of the Company will be held at Holiday Inn, Indiana, Pennsylvania on September 20, 2000 at 11:00 a.m., Eastern time. At the Special Meeting, the holders of Common Stock will be asked to consider and to vote upon the approval and adoption of the Agreement and Plan of Merger (the "Merger Agreement"). Only holders of record of the Common Stock at the close of business on August 15, 2000, are entitled to notice of and to vote at the Special Meeting. As of the close of business on such date, there were 5,975,424 shares of Common Stock outstanding and entitled to vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting, and the affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote is required for the approval and adoption of the Merger Agreement. See "Voting and Proxy Information."

o        THE MERGER

         Under the terms of the Merger Agreement, NAC will be merged with and into the Company (the "Merger") and each share of Common Stock which is outstanding immediately prior to the Merger (other than shares as to which the holders have exercised their appraisal rights under Delaware law) will be converted into the right to receive the Merger Consideration. See "Agreement and Plan of Merger: Merger Consideration." Thereafter, the separate existence of NAC will cease and the Company, as the surviving corporation, will become a wholly-owned subsidiary of BMI. Neither BMI nor NAC own any shares of Common Stock of the Company. A copy of the Agreement and Plan of Merger is attached as Appendix 1 to this Proxy Statement. See "Agreement and Plan of Merger: General Information."

         After consummation of the Merger, the holders of the Common Stock immediately prior to the Merger will no longer possess any equity interest in, or any rights as stockholders of, the Company and will not be able to participate in any future earnings or growth of the Company. Certificates held by such stockholders previously representing shares of Common Stock will represent only the right to receive the Merger Consideration, or the right to the judicially appraised fair value thereof pursuant to appraisal rights which are perfected under the Delaware General Corporation Law. See "Stockholder Appraisal Rights" and Appendix 2 to this Proxy Statement.

o        RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company believes that the Merger is in the best interest of and maximizes the value to the holders of the Company's Common Stock. The Board has unanimously approved the Merger Agreement and recommends approval and adoption of the Merger Agreement by the holders of the Common Stock. The recommendation of the Board is based upon a number of factors including (1) the Board's consideration of other strategic and financial alternatives available to the Company; (2) the Board's knowledge of the business, operations, properties, assets, earnings, financial condition, capital needs and future prospects of the Company; and (3) the fairness opinion of Janney Montgomery Scott ("JMS") that the Merger is fair to the holders of the Common

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
Stock from a financial point of view. See "Background of the Merger."

o        BACKGROUND OF THE MERGER

         On January 25, 1999, the Company retained JMS to render financial advisory and investment banking services to the Company in connection with a possible sale of the Company including, among other things, assisting the Company in the preparation of a sales memorandum to be utilized in discussions with prospective purchasers which describe the Company; in identifying any prospective purchasers; and in analyzing, negotiating and effecting any proposed sale of the Company. From January 1999 to September 1999, the Company and JMS targeted prospective purchasers; prepared and mailed the sales memorandum; coordinated, screened and processed the inquiries; and analyzed and compared possible offers. As of September 1999, the Company had received two (2) term sheets in connection with potential offers to buy the Company, which were reviewed by JMS and the Company. After negotiations with the prospective purchasers, the Company determined that neither of the proposed term sheets presented maximized stockholder value. Having received no new offers or inquiries from any prospective purchasers, the Company then determined to continue the business of the Company and terminated its engagement with JMS, such that JMS no longer provided any financial advisory and investment banking services to the Company. Thereafter, in January 2000, BMI approached the Company regarding a possible sale of the Company and made an offer to the Company. After several negotiations, management of the Company recommended and advised the Board of Directors of the Company to accept the negotiated BMI offer, and the Company signed a letter of intent on January 28, 2000, contemplating that BMI and NAC would acquire the Company in a merger transaction whereby the holders of the Common Stock would receive the Merger Consideration. The Merger Agreement was signed on March 15, 2000. See "Background of the Merger."

o        INTERESTS OF CERTAIN PERSONS IN THE MERGER

         Following the Merger, the executive officers and directors of NAC will become the executive officers and directors of the Company, as the surviving corporation. None of the Company's current directors will remain as directors of the surviving corporation. None of the directors or officers of the Company will receive any severance payments or other fees in connection with the Merger, except for James R. Martin, the Company's current Executive Vice President and CFO. Except for Thomas W. Zaucha, the Company's current Chairman, President and CEO, none of the current officers of the Company will remain employed with the Company following the Merger. See "Interests of Certain Persons in the Merger."

         In connection with the Merger, the Company, BMI, and Thomas W. Zaucha, Alice L. Zaucha, his wife (collectively the "Zauchas"), and the Zaucha Family Limited Partnership (the "Partnership") have negotiated and agreed to amended and restated terms for the payment, satisfaction and extinguishment following the Merger of certain of the debts and obligations of the Company owed to the Zauchas and the Partnership, as subordinated creditors of the Company, pursuant to a Modification Agreement, a Contingent Payment Agreement, a Purchase Agreement and a Subscription Agreement. See "Interests of Certain Persons in the Merger."

         To the extent any person has an interest in the Merger, as described herein, those persons may have a conflict of interest in voting for or recommending the Merger Agreement. The interests of those persons in the Merger are not necessarily the same as those of unaffiliated stockholders.

o        CONDITIONS OF THE MERGER

         Under the Merger Agreement, the respective obligations of the Company, BMI and NAC to consummate the Merger is conditioned upon the satisfaction of certain conditions, including the affirmative vote approving and adopting the Merger Agreement by a majority of the outstanding Common Stock entitled to vote, termination of the waiting period under the Hart-Scott-Rodino Anti-trust Improvements Act of 1976 and several other conditions. See "Agreement and Plan of Merger: Conditions, Representations and Covenants."

o        EFFECTIVE TIME OF THE MERGER

         The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware (the "Effective Time"). The Company expects to consummate the Merger during the third quarter of 2000. See "Agreement and Plan of Merger: Effective Time."

o        TERMINATION OF THE MERGER AGREEMENT; TERMINATION EXPENSES

         The Merger Agreement may be terminated prior to the Effective Time upon the occurrence of certain events by either the Company or BMI depending upon the nature of the event which has occurred. In the event that the Company terminates the Merger Agreement on account of the Company entering into an agreement with a new party for a more favorable acquisition to the stockholders from a financial point of view, the Company has agreed to pay BMI's expenses in connection with the Merger Agreement up to $250,000, and upon consummation of such acquisition has agreed to pay to BMI a termination fee in the amount of $1,800,000. See "Agreement and Plan of Merger:

Termination, Amendment, Fees and Expenses."

o        PAYMENT FOR SHARES

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
         If the Merger is consummated, the Exchange Agent will forward to each holder of Common Stock a letter of transmittal containing detailed instructions about the procedure for surrendering stock certificates and receiving payment for the Common Stock. In order to receive the cash to which each holder of the Common Stock will be entitled pursuant to the Merger Agreement, such holder will be required to surrender to the Company the certificates for his or her shares of Common Stock, together with a fully executed and properly completed letter of transmittal. Stockholders should not send the Common Stock certificates until they receive and fill out the letter of transmittal, which shall be sent to them by the Exchange Agent. DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD. Assuming the holders of the Common Stock approve and adopt the Merger Agreement at the Special Meeting and other conditions to the consummation of the Merger are satisfied or waived, it is currently anticipated that the letter of transmittal will be mailed to each holder of Common Stock shortly after the Effective Time. No interest will be paid or accrued on the cash payable upon the surrender of the stock certificates. See "Agreement and Plan of Merger: Payment for Shares."

o        FEDERAL INCOME TAX CONSEQUENCES

         If the Merger is consummated, the receipt by a stockholder of the Merger Consideration as a result of the Merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under state, local and foreign laws. If the Merger is consummated, each holder of Common Stock will recognize gain or loss equal to the difference between such stockholder's basis in the Common Stock surrendered and the amount of cash received. The gain or loss will be long-term capital gain or loss if you held the Common Stock for more than one year. If you are

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a non-corporate stockholder, a long-term capital gain will be subject to a maximum federal tax rate of 20%. Each stockholder is urged to consult a tax advisor with respect to the tax consequences of the Merger. In addition, in order to avoid backup withholding of 31% of the gross amount of payments made upon surrender of certificates representing shares of Common Stock, each stockholder should provide the Company with such stockholder's taxpayer identification number (i.e., social security number or employer identification number) in accordance with instructions included in the letter of transmittal. See "Certain Federal Income Tax Consequences."

o        STOCKHOLDER APPRAISAL RIGHTS

         In connection with the proposal to approve and adopt the Merger Agreement, holders of Common Stock who do not wish to accept the Merger Consideration to be paid under the terms of the Merger Agreement are entitled to exercise appraisal rights to have a judicial determination of the fair value of their shares of Common Stock at the Effective Time of the Merger (exclusive of any element of value arising from the accomplishment or expectation of the Merger) pursuant to Delaware General Corporation Law ("DGCL"), Section 262, 8 Del. Code Section 262 ("Appraisal Rights"). The full text of Section 262 of the DGCL is attached as Appendix 2 to this Proxy Statement. To exercise Appraisal Rights, the stockholder must comply with the requirements of Section 262 of the DGCL, including filing with the Company, prior to the vote at the Special Meeting, a written notice of intention to demand appraisal and continuously holding such shares through the Effective Time and complying with the other procedural requirements of Section 262 of the DGCL. Failure to follow any of these and other applicable procedures may result in the loss of Appraisal Rights. See "Stockholder Appraisal Rights" and Appendix 2 to this Proxy Statement.
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                          VOTING AND PROXY INFORMATION

         The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Special Meeting, but if a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting is required for the approval and adoption of the Merger Agreement. Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the Special Meeting, who will also determine whether or not a quorum is present.

         Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Special Meeting. Broker "non-votes" are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on the matters to be acted upon at the Special Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote at the Special Meeting.

         PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS OF THE COMPANY. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD. Any stockholder desiring to appoint another person to represent him or her at the Special Meeting may do so either by inserting such person's name in the blank space provided on the accompanying form of proxy, or by completing another form of proxy and, in either case, delivering an executed proxy to Continental Stock Transfer & Trust Company, the Company's transfer agent, located at 2 Broadway, New York, New York 10004, before the time of the Special Meeting. It is the responsibility of the stockholder appointing such other person to represent him or her to inform such person of this appointment.

         All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Special Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, the proxies will be voted FOR the approval of the Merger. If a stockholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the same shares in respect of which he or she is appointed proxyholder in accordance with the directions of the stockholder appointing him or her. The Board of Directors knows of no other matters which are expected to come before the Special Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy to the Company, or by voting in person at the Special Meeting. Attendance at the Special Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

         In connection with the Merger, holders of shares of Common Stock have the right to seek statutory Appraisal Rights (defined under "Stockholder Appraisal Rights") if they comply with the requirements of Section 262 of the Delaware General Corporation Law (the "DGCL"), including filing with the Company, prior to the vote at the Special Meeting, a written notice of intention to demand appraisal and continuously holding such shares through the Effective Time (defined under "Agreement and Plan of Merger: Effective Time") and complying with the other procedural requirements of Section 262 of the DGCL. Failure to follow any of these and other applicable procedures may result in the loss of Appraisal Rights. A vote against the Merger Agreement is not sufficient to exercise Appraisal Rights. (See "Stockholder Appraisal Rights.")

         The costs of soliciting proxies pursuant to this Proxy Statement will be borne by the Company. The Company has retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies. MacKenzie will be paid a fee of $3,000, plus reimbursement of its out-of-pocket expenses for its services by the Company. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers and employees of the Company personally, by telephone or otherwise, but such persons will not be compensated for such services. The Company also intends to make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of Common Stock. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Special Meeting to the beneficial owners of Common Stock which such persons hold of record.

                            BACKGROUND OF THE MERGER

         In early 1998, the Board of Directors of the Company decided that the Company had to offer to sell or merge its operations with another organization. This decision was primarily based on the fact that the Company was, and still is, experiencing certain financial conditions that raise doubts about the ability of the Company to continue as a going concern. Although the Company experienced a significant improvement in the results of its core rehabilitation therapy business in 1998 and 1999, this was offset by losses in the mobile diagnostic business until its closing in August 1999, and the costs of refinancing the Company's senior debt. The Company completed negotiations with its principal creditor, the holder of its senior secured debt, to effectuate a restructuring of its payment obligations through December 31, 2000 when this debt must be repaid. In addition, during 1996 the Company's shares were delisted from the NASDAQ National Market, where they were formerly traded, thus decreasing the Company's access to additional equity capital. The Company's shares were delisted from NASDAQ because of events which occurred relating to the Company's previous management which resulted in the resignation in the first quarter of 1996 of the Company's auditors. The resignation of the auditors and the resulting inability of the Company to issue financial reports, as well as class action shareholder suits, the first of which were filed in May of 1996, led the NASDAQ Stock Market to delist the Company's Common Stock. The Company's Common Stock has not been re-listed since it no longer meets the NASDAQ Stock Market listing requirements. The Company's current financial condition makes it more difficult for the Company to attract replacement financing, or for the Company to present itself to possible purchasers as an attractive acquisition candidate. Therefore, if the Company is unable to effectuate a business combination with a financially stronger entity or raise replacement capital for a permanent restructuring of its debt, the Company could be required to file a petition for relief under the provisions of the U.S. Bankruptcy Code, or could have an involuntary petition thereunder filed against it.

         Following this decision by the Company, the Board of Directors determined it in the best interests of the Company to engage the services of an investment banking firm to assist it in a possible sale of the Company and had three (3) separate investment banking firms make sales presentations to it. Based on its sales presentation, on January 25, 1999, the Company retained Janney Montgomery Scott ("JMS"), an investment banking firm established in 1832. JMS was engaged to render financial advisory and investment banking services to the Company in connection with a possible sale of the Company including, among other things, assisting the Company in the preparation of a sales memorandum to be utilized in discussions with prospective purchasers which described the Company; in identifying prospective purchasers; and in analyzing, negotiating and effecting any proposed sale of the Company.

         From January 1999 to September 1999, the Company and JMS targeted several prospective purchasers; prepared and mailed several sales memoranda; coordinated, screened and processed the inquiries; and analyzed and compared two (2) term sheets regarding potential offers. As of September 1999, the Company had received two (2) term sheets in connection with potential offers to buy the Company. No other proposed term sheets or proposed offers were received. JMS and the Company reviewed the two term sheets and engaged in discussions with each prospective purchaser to review and clarify their proposed terms and to negotiate further when it was determined that certain aspects of the proposed terms did not meet the expectations of the Company in terms of stockholder value. Neither of the proposed terms of each proposed term sheet met the expectations of the Company in terms of stockholder value because both proposed term sheets were for the purchase of the assets of the Company, rather than the outstanding Common Stock of the Company, which would delay a cash distribution to the holders of the Common Stock over a longer period of time while the Company was liquidated and dissolved than if the Common Stock were purchased. Also, the monetary consideration of both proposed term sheets was less than what the Board of Directors had anticipated and, after payment of all Company outstanding indebtedness, the cash distribution to the holders of the Common Stock upon liquidation and dissolution would have been less than the Merger Consideration. After negotiations with the prospective purchasers, the Company determined that neither of the proposed term sheets presented maximized stockholder value. With no new offers or inquiries from any prospective purchasers, the Company then determined to continue the business of the Company and terminated its engagement with JMS, such that JMS no longer provided any financial advisory and investment banking services to the Company.

         Thereafter, in January 2000, BMI approached the Company regarding a possible sale of the Company and made an offer to the Company. The offer consisted of BMI paying total consideration of no more than $36,000,000 for the Common Stock of the Company and for the payment and satisfaction in full of the Company's senior outstanding indebtedness to Cerberus Capital Management LLC and the Company's subordinated indebtedness to Thomas W. Zaucha, Alice L. Zaucha, his wife (collectively the "Zauchas") and the Zaucha Family Limited Partnership (the "Partnership"). Mr. Zaucha, on behalf of the Zauchas and the Partnership, engaged in several discussions and negotiations with BMI regarding the terms of payment of the subordinated debt by the Company following the Effective Time of the Merger. Management took part in these negotiations as the current debtor of the subordinated debt and to ensure the interests of the Company and the Company's stockholders were adequately represented. For a discussion of such revised payment terms to the Zauchas and the Partnership of the subordinated debt by BMI following the Effective Time of the Merger, see "Interests of Certain Persons in the Merger." Thereafter, management reviewed and analyzed BMI's revised offer and recommended and advised the Board of Directors of the Company to accept the BMI offer. The Company then engaged JMS on February 23, 2000, to render an opinion to the Board of Directors of the Company as to the fairness of the Merger to the Company's stockholders from a financial point of view. The scope of JMS' engagement was limited to the expression of such fairness opinion. JMS was not engaged to render any other financial advisory or investment banking services. Although JMS was engaged to render this fairness opinion, the Company negotiated and determined the Merger Consideration to be paid to the holders of the Common Stock.

         The primary consideration of the Board of Directors in approving the Merger with BMI was to maximize the value to the holders of the Common Stock. The Board of Directors believes that the value to the holders of the Common Stock will be maximized in the Merger because the BMI offer will produce the highest value of assets to be distributed to those stockholders. Further, the BMI offer was a cash offer for the Common Stock of the Company which would be paid at the time the Common Stock certificates were surrendered, as opposed to an offer to purchase the assets of the Company which would have delayed the cash distribution to the holders of the Common Stock over a longer period of time. The Board of Directors also took into consideration the market price of the Common Stock, which was lower than the Merger Consideration at the time BMI's offer was approved. The price of $1.50 per share offered by BMI represents a 328.57% premium above the trading value of the Common Stock on January 28, 2000, the date of the execution of the Letter of Intent with BMI, and a 87.27% premium above the trading value on March 15, 2000, the date of the execution of the Merger Agreement. Most notably, on March 15, 2000, JMS rendered its opinion to the Board of Directors of the Company and opined that the Merger is fair to the holders of Common Stock of the Company from a financial point of view.

         In rendering its fairness opinion, JMS reviewed (a) the Merger Agreement and other documents relating to the Merger; (b) the audited financial statements of the Company as of and for the years ended December 31, 1996, 1997, and 1998; (c) internally prepared, unaudited financial results of the Company for the year ended December 31, 1999; (d) the 2000 budget and five year financial projections of the Company as prepared by the management of the Company; (e) selected other financial and operating data and other information furnished by the management of the Company; and (f) the financial terms of mergers, acquisitions and other business combinations comparable to the Merger. JMS also held discussions with the management of the Company regarding the Company's business, operating results, financial condition, prospects, and the Merger, and undertook other analysis, studies and investigations as JMS considered appropriate. In rendering its fairness opinion, JMS relied upon, without independent verification, the accuracy and completeness of the financial and other information provided by the Company and its representatives. JMS also relied upon the assessment of the Company's management regarding its business, operating results, financial condition, prospects and the Merger. Moreover, JMS assumed that the budget and financial projections of the Company were reasonably prepared by the Company's management and reflect the best currently available estimates and good-faith judgments of the future financial performance of the Company. Furthermore, JMS did not undertake any independent valuations or appraisals of the assets or liabilities of the Company, nor was JMS furnished with any such valuations or appraisals. JMS also assumed, in rendering its opinion to the Board of Directors of the Company, that any approvals, consents or releases required to complete the Merger will not include conditions that will have a material adverse affect on the operating results or financial condition of the Merger. JMS' fairness opinion was necessarily based on economic, market and other conditions as they existed on the date the opinion was given. Further, its opinion does not constitute a recommendation as to how the holders of the Common Stock should vote their shares, nor does it address the relative merits of the Merger, other strategies considered by the Board of the Directors, or the decision of the Board of Directors of the Company to proceed with the Merger.

         Each Director will vote his shares for the approval of the Merger, and each Director will receive the same consideration for his Common Stock as will be received by all other holders of Common Stock. None of the Directors will remain as Directors or employees of the Company, except for Thomas W. Zaucha, the current Chairman, CEO and President of the Company, who will remain employed by the Company, and none will receive any severance payments or other fees in connection with the merger, except for James R. Martin, the current CFO and Treasurer of the Company. Mr. Zaucha will receive certain consideration in exchange for the payment in full and extinguishment of certain debts and obligations currently owed by the Company to him and Alice L. Zaucha, his wife, and the Zaucha Family Limited Partnership. See "Interests of Certain Persons in the Merger."

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF AND IS FAIR TO THE COMPANY STOCKHOLDERS. ACCORDINGLY, ON MARCH 15, 2000 THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND HEREBY RECOMMENDS THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT BY THE HOLDERS OF THE COMMON STOCK AT THE SPECIAL MEETING. IF THE MERGER IS NOT CONSUMMATED FOR ANY REASON, THE BOARD OF DIRECTORS OF THE COMPANY EXPECTS TO CONTINUE THE BUSINESS OF THE COMPANY AS DESCRIBED UNDER "BUSINESS OF NORTHSTAR HEALTH SERVICES, INC."

                   BUSINESS OF NORTHSTAR HEALTH SERVICES, INC.

         The Company is a regional provider of physical rehabilitation and other health care services in Pennsylvania and adjacent states, providing services at outpatient rehabilitation clinics and patient care facilities to patients suffering from physical disabilities. As of December 31, 1999, the Company owned and operated sixty-eight (68) outpatient rehabilitation clinics in Pennsylvania and Ohio. The Company provides a wide range of outpatient rehabilitation therapy services to patients who suffer from a variety of physical ailments including muscular pain, loss of function, injury or impairment. The Company provides services, prescribed by the patient's physician, through licensed therapists, therapist assistants, aides and related personnel, while coordinating the establishment and maintenance of patient records, billings to third-party payors and management and operations of the clinics. The Company leases and purchases equipment for the outpatient clinics and, although the amount and the type of equipment may vary, such equipment typically includes whirlpools, electric stimulation and ultrasound units, exercise machines and hot and cold pack units.

         As of December 31, 1999, the Company had contractual arrangements with sixteen (16) patient care entities that the Company considers to be of a significant nature based on the level of revenue derived from these contractual agreements. Under these contracts, the patient care facility generally furnished the space for the delivery of rehabilitative therapy treatments, and the Company provides all other necessary services, including the appropriate rehabilitation therapies, on-site management, staff recruitment, continuing education, and quality assurance. The Company provides services that allow patient care facilities to offer advanced multi disciplinary therapies that may not be available through their own in-house resources. The Company is compensated under such contracts on a fee-for-service basis and typically collects payment for services directly from the patient care facility, which in turn receives reimbursement from other third-party payors. Generally, the Company enters into one-year or renewable contracts that typically can be canceled upon a notice of between thirty (30) to ninety (90) days.

         The Company's corporate and subsidiary operations are organized to better position itself to efficiently manage existing and emerging opportunities in its primary markets. As such, the Company has defined three operating subsidiaries:

         o KEYSTONE REHABILITATION SYSTEMS, INC. ("Keystone") provides outpatient rehabilitation, primarily to ambulatory patients at sixty-eight (68) outpatient sites specializing in orthopedics, sports and neurologic rehabilitation. Keystone also contracts with hospitals, nursing homes, home health agencies, personal care homes and school districts to provide physical therapy, occupational therapy, speech language pathology and athletic training services. Keystone is one of the largest providers of outpatient rehabilitation services in Pennsylvania.

         o KEYSTONE REHABILITATION MANAGEMENT, INC. ("KRM") provides and manages interdisciplinary therapy services to long term care and subacute facilities, as well as hospitals, personal care homes and home health care agencies on a contract basis. KRM has the ability to supply experienced management personnel, rehabilitation and related services to nursing homes and hospitals through contractual arrangements.

         o NORTHSTAR MEDICAL SERVICES, INC. ("NMS") is a subsidiary corporation that was designed to develop and manage physician practices. The primary focus of this company was Penn Vascusonics, P.C., a radiology practice that provides multiple mobile diagnostic services including mammography, ultrasound and echocardiography to physicians, nursing homes and industries. Through this professional corporation, hospital-quality testing was provided onsite in physician offices and long term care facilities that provide for an environment that makes the diagnostic experience less stressful and more convenient for the patient. Mobile services were provided through a fleet of customized vans equipped for transporting equipment to physician office locations. The Company closed all mobile diagnostic operations in August 1999 in keeping with its 1998 decision to focus its efforts on its core rehabilitation business. The related assets were sold in October 1999.

COMPETITION

         The rehabilitation industry is highly competitive and subject to continual changes in the manner in which services are delivered and in which providers are selected. The Company believes the most significant factors in the rehabilitation market are quality patient care, comprehensive scope of services offered, treatment, alignment with physicians, outcome measures, convenience of rehabilitation locations to patients, regional dominance and the ability to develop and maintain relationships with referral sources such as physicians, insurance companies, industries, managed care organizations, lawyers and employers. The Company competes with many national, local and regional providers of similar rehabilitation and related services, including the outpatient rehabilitation operations of acute care hospitals, managed care organizations and other long term care rehabilitation therapy providers. Many of the Company's competitors have equal or longer histories of operations and longer term relationships with therapists and referral sources than the Company and possess greater financial, marketing, human and other resources than the Company.

         The Company also competes with other healthcare companies in acquiring rehabilitation providers. Several larger national companies with substantially greater financial resources than the Company have been actively acquiring rehabilitation providers. Certain of these companies, because of the size of their stockholders' equity, may not be affected by present or future laws limiting or prohibiting referrals by stockholders who may be referral sources. Continued competition in this area may increase the valuation of rehabilitation providers and limit the Company's ability to make future acquisitions.

         The Company also competes for the services of therapists with hospitals, nursing homes, and other outpatient rehabilitation providers and physicians' offices. Although the Company has not experienced significant difficulties in attracting and retaining qualified therapists, during certain periods the demand for qualified therapists exceeds the supply. A previous supply shortage has abated, and expectations are that in future years increasing numbers of available therapists will be available. However, there can be no assurance that the Company will continue to be able to attract or retain sufficient therapists to meet its needs.

GOVERNMENTAL REGULATION

         The provision of physical therapy services and reimbursement for such services is subject to a number of federal, state and local laws, regulations and rules, some of which are very complex. The various levels of regulatory activity affect the Company's business activities by controlling its growth, requiring licensure or certification of its facilities, and controlling the reimbursement to the Company for services provided.

                       BUSINESS OF BENCHMARK MEDICAL, INC.

         BMI is a privately-held Delaware corporation formed in December of 1999 by Ronald G. Hiscock in partnership with Wind Point Partners IV, L.P., a Delaware limited partnership, to build one of the nation's leading providers of outpatient physical rehabilitation services. Prior to forming BMI, Mr. Hiscock, after a 20-year retail career with Sears and Montgomery Ward, entered the healthcare industry in 1992 when he joined NovaCare. At NovaCare, Mr. Hiscock first served as Regional President in the Orthotics and Prosthetics division. Mr. Hiscock took over as Chief Operating Officer of the Division in December 1994 and Chief Executive Officer in April 1995. Simultaneous to his role in the Orthotics and Prosthetics Division, Mr. Hiscock served as the Chief Operating Officer of NovaCare's Outpatient Rehabilitation Division from January 1996 through March of 1996 at which point he was named the Chief Executive Officer of the Outpatient Division comprised of both businesses in April 1996. Mr. Hiscock ran both businesses through June 1998 when the businesses were split.

         Wind Point Partners IV, L.P. was formed by Wind Point Partners, a Midwest-based private equity investment firm that specializes in financing privately-held enterprises with promising prospects for growth. Founded in 1983, Wind Point has invested in more than 60 private companies in a wide range of industries and its investments range in backing teams in startups based on established business models, to sponsoring the acquisition or recapitalization of profitable middle market companies.

         BMI's strategy is to consolidate the outpatient rehabilitation industry during this opportune point in the industry when reimbursement levels are at an all time low and the top competitors have been temporarily forced to suspend or diminish acquisitions and focus on the internal problems unrelated to the outpatient rehabilitation industry. BMI's strategy is to seek to acquire outpatient physical rehabilitation practices through platform, pedestal and densification acquisitions in geographic markets that the company has identified. Attractive markets will be determined based on demographics and other healthcare indicators. In each of its target markets, BMI will seek to become one of the top three rehabilitation providers with concentrated clusters of facilities offering a complete range of services. BMI will also pursue a densification market strategy through startup facilities. BMI believes that its targeted market strategy and subsequent opportunities for specialization, clinical superiority and network provider development will make its service offering more attractive to payors as well as physicians.

         The acquisition by BMI of the Company's Common Stock is BMI's initial acquisition. As such, to date, BMI has not had any outpatient rehabilitation operations and no revenues. Consistent with its strategy, BMI's operations to date have consisted of seeking acquisition candidates and BMI has incurred expenses related to these operations.

         BMI's mailing address is Valleybrook Corporate Center, 101 Lindenwood Drive, Suite 420, Malvern, Pennsylvania 19355, and its telephone number is (610) 644-7824.

                   INTERESTS OF CERTAIN PERSONS IN THE MERGER

OFFICERS AND DIRECTORS

         Following the Merger, the executive officers and directors of NAC will become the executive officers and directors of the Company, as the surviving corporation. None of the Company's current executive officers of the Company are to remain as executive officers, except Thomas W. Zaucha who is to the assume the position of Territory Vice President. None of the Directors or executive officers of the Company will receive any severance payments in connection with the Merger, except James R. Martin, the current Executive Vice President and CFO, who will receive a severance payment.

         Mr. Martin's current employment agreement with the Company provides that he has the option to receive one (1) year's salary upon three (3) months notice to the Company following the Effective Time of the Merger. Further, pursuant to such current employment agreement and the Company's 1997 stock option plan, Mr. Martin is to receive 75,000 vested options on account of the Merger. Notwithstanding his employment agreement and the Company's 1997 stock option plan, Mr. Martin and the Company are negotiating a severance package whereby Mr. Martin will resign his positions with the Company at the Effective Time and which includes the payment to Mr. Martin at the Effective Time equal to thirteen and a half months of his current monthly pay and up to 75,000 vested options.

         Mr. Zaucha will be employed by BMI pursuant to the terms of a three-year employment contract which becomes effective as of the Effective Time. Mr. Zaucha will assume the position of Territory Vice President and will receive an estimated annual salary of $125,000 and will be entitled to receive additional compensation based upon certain performances during the term of his contract. The contract contains certain non-competition provisions which apply during the term of Mr. Zaucha's employment with BMI and expire on the later of the date that is (i) three and one half years from the Effective Time or (ii) two years from the date of termination of employment.

         For a description of the indemnification provisions relating to the indemnification for directors and officers, see "Agreement and Plan of Merger:
Indemnification."

ZAUCHAS AND THE ZAUCHA FAMILY LIMITED PARTNERSHIP

         In connection with the Merger, the Company, BMI, Thomas W. Zaucha and Alice L. Zaucha (the "Zauchas") and the Zaucha Family Limited Partnership (the "Partnership") have negotiated and agreed to amended and restated terms for the payment, satisfaction and extinguishment following the Merger of certain of the debts and obligations of the Company owed to the Zauchas and the Partnership, as subordinated creditors of the Company, which would total, at the Effective Time, an estimated $16,189,000 in the aggregate if the Merger is consummated, but for such amended and restated terms agreed to by BMI, the Zauchas and the Partnership as described below.

         On March 15, 2000, the Company, BMI, the Zauchas and the Partnership entered into a Modification Agreement, which was subsequently amended and restated by the parties by an Amended and Restated Modification Agreement (the "Modification Agreement"). Pursuant to the terms of the Modification Agreement, if the Merger is consummated, promissory notes all dated November 15, 1995 issued by the Company to the Zauchas and the Partnership will be modified (the "Company Notes") and BMI, at the Effective Time, will issue to the Zauchas a promissory note in the principal amount of $4,680,000 and will issue to the Partnership a promissory note in the principal amount of $1,320,000 (the "BMI Notes"). Under the terms of the BMI Notes, all rights of the Zauchas and the Partnership are unsecured and are subordinated to any and all present and future senior indebtedness of BMI.

         Further, under the terms of the Modification Agreement, if the Merger is consummated, the guaranty agreement dated November 15, 1995 (the "Guaranty") pursuant to which the Company is currently indebted to the Zauchas and the Partnership shall be deemed satisfied and extinguished and none of the parties shall have any further obligations under the Guaranty in consideration, at the Effective Time, of the cash payment by BMI to the Zauchas and the Partnership in the estimated amount of $6,184,000 (the "Guaranty Consideration"). Under the terms of the Modification Agreement, the Guaranty Consideration to be received at the Effective Time will be reduced or increased by the amount that the working capital of the Company as of the Effective Time as defined in the Modification Agreement is less than or exceeds, as the case may be, $3,100,000. As of April 30, 2000, the defined working capital of the Company was approximately $3,200,000.

         Also under the terms of the Modification Agreement, if the Merger is consummated the Zauchas and the Partnership have also agreed to personally (1) pay for any costs and expenses incurred by the Company in connection with the merger prior to the Effective Time in excess of $250,000 (see "Agreement and Plan of Merger:

Termination, Amendment, Fees and Expenses"); (2) indemnify BMI following the Effective Time in connection with any taxes imposed upon the Company and attributable to periods on and prior to the Effective Time; and (3) indemnify BMI for any costs and expenses suffered in connection with any claims by Robert
J. Smallacombe. If the Merger is not consummated at the Effective Time and the Merger Agreement is terminated by BMI because the Merger Agreement was not approved and adopted by the stockholders at the Effective Time or because the Company breached one of its material representations, warranties, covenants or agreements contained in the Merger Agreement which is incurable, then the Zauchas and the Partnership have agreed to personally pay to BMI the costs of its expenses up to $300,000 incurred by it in connection with the Merger and the Merger Agreement. In addition, the Zauchas and the Partnership have also agreed to personally indemnify BMI following the Effective Time in connection with certain contingent liabilities of the Company attributable to periods prior to the Effective Time. To secure the foregoing obligation, the Zauchas and the Partnership have agreed to escrow $1,400,000 for a period of approximately four
(4) years from the Effective Time.

         The Zauchas and the Partnership have also executed a Contingent Payment Agreement with BMI to be effective as of the Effective Time (the "Contingent Payment Agreement") which revises and amends the terms and conditions of an existing contingent payment agreement. Under the existing terms of the existing contingent payment agreement between the Company, the Zauchas and the Partnership, the Company owes the Zauchas and the Partnership approximately $3,900,000 due from 1995 to the present. Also under the terms of the existing agreement, if the Merger is consummated, the Company would owe the Zauchas and the Partnership approximately $1,400,000 on account of the Merger. Pursuant to the terms of the new Contingent Payment Agreement to be effective as of the Effective Time, contingent payments due to the Zauchas and the Partnership by the Company immediately prior to the Effective Time shall be modified at the Effective Time and replaced with rights to receive contingent payments based on the annual EBITDA performance of the Company, as the surviving corporation, for the period beginning as of the Effective Time and ending as of December 31, 2003. Specifically, in each year the Zauchas and the Partnership shall be entitled to a payment equal to 15% of the excess of the EBITDA for the year then ended less the EBITDA for the immediately prior year subject to certain adjustments.

         Mr. Zaucha has also received the right to purchase up to 16,000 shares of the common stock of BMI for $1.00 per share at the Effective Time of the Merger under the terms of a Purchase Agreement with Wind Point Partners IV, L.P., and up to 984,000 shares of preferred stock of BMI for $1.00 per share at the Effective Time of the Merger under the terms of a Subscription Agreement with BMI.

         Pursuant to the terms of an Option Agreement to be executed at the Effective Time by and among the Zauchas, the Partnership, Wind Point Partners IV, L.P. and BMI, the Zauchas and the Partnership will also receive an option to purchase $1 million of the capital stock of BMI. Particularly, the Zauchas and the Partnership will receive the option to purchase (i) that number of shares of common stock of BMI held by Wind Point Partners IV, L.P. with a fair market value of $16,000 on the date of exercise and (ii) 984,000 shares of preferred stock of BMI for a purchase price of $1.00 per share. Each option must be exercised in whole and cannot be exercised in part and each option is conditioned on the exercise of the other option. Further, such option shall be exercisable by the Zauchas and the Partnership for a period of one year following the Effective Time.

         Certain persons with interests in the Merger, as described herein, have a conflict of interest in voting for or recommending the Merger and, thus, their interests in the Merger are not necessarily the same as those of unaffiliated stockholders.

                             FINANCING OF THE MERGER
         The total funds required for financing the Merger, including payments to the holders of the Common Stock and the payment to the Company's senior and subordinated creditors to satisfy certain of its outstanding debt obligations, will be approximately $36 million. Receipt of financing is a condition to the consummation of the Merger. BMI has received a commitment letter from Heller Financial, Inc. under which Heller Financial is to provide up to $15.5 million under a revolving credit facility to provide debt financing for the Merger. The remaining $16.5 million needed to complete the Merger is to be provided by an equity investment from Wind Point Partners IV and certain other investors acceptable to BMI and Wind Point Partners IV, including a $1.0 million equity investment from Mr. Zaucha as described above under the heading "Zauchas and the Zaucha Family Limited Partnership." The commitment from Heller Financial is subject to a number of conditions, including a satisfactory due diligence review and preparation of documentation satisfactory to Heller Financial. Heller Financial, or an affiliate of Heller Financial, would also have the right to invest up to $500,000 in equity capital in BMI on substantially the same terms as those available to Wind Point Partners IV, and otherwise acceptable to Heller Financial. Approximately 40% of the acquisition costs will be funded by cash on hand and equity financing provided by Wind Point Partners IV, L.P., approximately 43% of the acquisition costs will be funded by debt financing provided by financial institutions and approximately 17% of the acquisition costs will be funded by promissory notes made by BMI to the Zauchas and the Partnership. See "Interests of Certain Persons in the Merger."

                         FEDERAL INCOME TAX CONSEQUENCES

         The following discussion describes certain United States federal income tax considerations relevant to the exchange of shares of Common Stock for cash pursuant to the Merger or pursuant to the exercise of Appraisal

Rights that are generally applicable to the holders of the Common Stock. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing treasury regulations and current administrative rulings and court decisions, all of which are subject to change. Any change in the above, which may or may not be retroactive, could alter the tax consequences to the stockholders as described in the following discussion.

         The stockholders should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular stockholders in light of their particular circumstances, such as stockholders who or which:

         *        are dealers in securities;

         * are subject to the alternative minimum tax provisions of the Internal Revenue Code;

         *        are non-U.S. persons;

         *        do not hold their Common Stock as capital assets; or

         * acquired their Common Stock in connection with stock option or stock purchase plans or in other compensatory transactions.

         In addition, the following discussion does not address the tax consequences of the Merger under foreign, state or local tax laws, the tax consequences of transactions, if any, effectuated prior to subsequent to, or concurrently with, the Merger, whether or not these transactions are undertaken in connection with the Merger. Accordingly, we urge you to consult your own tax advisors as to the specific tax consequences.

         The receipt of cash in exchange for Common Stock pursuant to the Merger or pursuant to the exercise of Appraisal Rights will be a taxable transaction for stockholders for United States federal income tax purposes. Each stockholder will recognize gain or loss equal to the difference between the amount of cash received pursuant to the Merger or pursuant to the exercise of Appraisal Rights and the stockholder's adjusted basis in the Common Stock exchanged. The gain or loss will be long-term capital gain or loss if the stockholder has held the Common Stock for more than one year. Long-term capital gain of a taxpayer who is an individual, estate or trust is generally subject to a maximum federal tax rate of 20%. Taxpayers who are corporations may only deduct capital losses against capital gains. Other taxpayers may deduct up to $3,000 of capital losses per year against ordinary income, to the extent such taxpayer does not have sufficient capital gains to offset such capital loss. Any capital losses disallowed under these rules can be carried over to future tax years.

         You may be subject to a back-up withholding tax of 31% on the cash that you receive pursuant to the Merger or pursuant to the exercise of Appraisal Rights. In general, back-up withholding will only apply if you fail to comply with identification requirements. Back-up withholding is not additional tax and may be claimed as a credit against your U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service. In order to avoid backup withholding, a stockholder (other than corporations and other persons exempt for such backup withholding) should provide the Company with a taxpayer identification number (i.e., social security number or employer identification number) in accordance with the instructions included in the letter of transmittal to be sent to the holders of Common Stock following the Merger.

         The foregoing does not purport to be a comprehensive explanation of the tax consequences of the receipt of cash pursuant to the Merger or pursuant to the exercise of Appraisal Rights. In view of the individual nature of tax consequences, stockholders are urged to consult their own tax advisers with respect to the specific tax consequences of the Merger to them, including the applicability and effect of federal, state, local and foreign tax laws.

                          AGREEMENT AND PLAN OF MERGER

         All references to and summaries of the Merger Agreement in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached hereto as Appendix 1.

GENERAL INFORMATION

         The Merger Agreement provides that, subject to approval of the Merger by the holders of the Common Stock and the satisfaction or waiver of certain other conditions, NAC will be merged with and into the Company, which will be the surviving corporation and a subsidiary of BMI. See "Agreement and Plan of
Merger: Conditions, Representations and Covenants" for a description of the conditions to which the Merger is subject. At the Effective Time of the Merger, each share of Common Stock then issued and outstanding (other than shares held by those holders that have perfected their Appraisal Rights under Delaware law) will, by virtue of the Merger and without any action on the part of the holders of such shares, be converted into the right to receive the Merger Consideration. Holders of Common Stock who do not vote in favor of the Merger Agreement and who otherwise comply with the provisions of Section 262 of the DGCL have the right to dissent from the Merger and be paid the fair value of their shares of Common Stock. See "Stockholder Appraisal Rights." After the Merger, holders of Common Stock will possess no interest in or rights as stockholders of the Company; their only right in respect of their shares of Common Stock will be to receive payment as described above.

MERGER CONSIDERATION

         Pursuant to the terms of the Merger Agreement, the Merger Consideration to be received for each share of Common Stock issued and outstanding at the Effective Time shall be equal to $1.50. In the event that prior to the Effective Time there is a change in the number of shares of Common Stock or securities convertible or exchangeable into or exercisable for shares of Common Stock issued and outstanding as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution or other similar transaction, the Merger Consideration will be equitably adjusted to eliminate the effect of that event.

PAYMENT FOR SHARES

         The Merger Agreement provides that at the Effective Time, NAC shall make available to the Company, for the purpose of exchanging the certificates formerly representing shares of Common Stock for the consideration to be paid for such shares in the Merger, immediately available funds in an amount sufficient to pay the Merger Consideration, with respect to each outstanding share of Common Stock.

         Promptly after the Effective Time, the Company shall cause an exchange agent (the "Exchange Agent") to mail a letter of transmittal to each holder of a certificate or certificates evidencing Common Stock of record as of the Effective Time, advising such holder of the effectiveness of the Merger and the procedure for sending to the Exchange Agent such certificates in exchange for the cash to be received therefor as a result of the Merger.

         Upon surrender to the Exchange Agent of such certificates, together with a properly completed letter of transmittal and other documents as may be reasonably requested, such holders will be entitled to receive a check representing the Merger Consideration multiplied by the number of shares of Common Stock represented by such surrendered certificates. Until so surrendered, after the Effective Time each such certificate shall be deemed to represent for all purposes only the right to receive such cash, and no other right with regard to the Company or the surviving corporation. After the Effective Time, the stock transfer books shall be closed and there shall be no further registration or transfers of shares of Common Stock.

         If payment for shares of Common Stock surrendered is to be paid to a person other than the registered holder of such shares, the certificate so surrendered must be properly endorsed or otherwise be in proper form for transfer, and the person requesting such payment must pay to the Company any transfer or other taxes required as a result of the payment to a person other than the registered holder or establish to the Company's satisfaction that such tax has been paid or is not payable.

         STOCKHOLDERS SHOULD NOT SURRENDER THEIR COMMON STOCK CERTIFICATES BEFORE RECEIVING TRANSMITTAL MATERIALS FROM THE EXCHANGE AGENT AND, ACCORDINGLY, SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

CONDITIONS, REPRESENTATIONS AND COVENANTS

         The respective obligations of the Company, BMI and NAC to consummate the Merger are subject to certain conditions including the following: (1) the truth in all material respects at the Effective Time of the representations and warranties made by the Company (in the case of BMI and NAC) and by BMI and NAC (in the case of the Company) in the Merger Agreement and in any certificate or other writing delivered pursuant to the Merger Agreement; (2) the performance by the Company (in the case of BMI and NAC) and by BMI and NAC (in the case of the Company) in all material respects of all of the obligations required by the Merger Agreement to be performed by them, respectively; (3) the absence of any law, writ, order, decree or injunction of a court of competent jurisdiction which prohibits or restricts the consummation of the Merger; (4) the approval of the Merger by a majority of the shares of Common Stock issued and outstanding and entitled to vote; (5) there shall have been no material adverse effect on the Company (in the case of BMI and NAC) and on BMI (in the case of the Company); (6) all required consents, approvals or waivers for the consummation of the Merger shall have been obtained; (7) the promissory note issued by the Company to Cerberus Capital Management, LLC, for itself and as agent for Bear Sterns & Company ("Cerberus"), shall have been surrendered for prepayment and cancellation and all warrants held by Cerberus shall have been exercised or terminated; (8) the lease agreements between the Company and the Zaucha Family Limited Partnership shall have been amended as agreed upon by the parties; (9) all options and warrants or other rights to acquire Common Stock of the Company shall have been exercised in full by the holders thereof; (10) any loans or other advances made by the Company to stockholders, employees, officers or directors of the Company shall have been repaid; (11) the execution and delivery of an employment contract with Thomas W. Zaucha; (12) the execution and delivery of a termination agreement with James R. Martin; (13) the termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (14) the receipt by each party of certificates of officers of the other party to evidence compliance with the conditions to the Merger; and (15) receipt of financing for the transaction on acceptable terms. See Article 6 of the Merger Agreement attached as Appendix 1 to this Proxy Statement. The Company, BMI and NAC may each waive compliance with certain obligations, covenants, agreements or conditions of the Merger Agreement.

         The Company has agreed that, so long as the Merger Agreement is in effect, the Company and the officers, employees or other representatives or agents of the Company will not take any action to solicit, initiate or encourage, and will not engage in, any discussions or negotiations with any person with respect to any sale, lease, exchange, mortgage, transfer, or other disposition of assets representing 5% or more of the assets of the Company or sale of shares of the Company's capital stock representing 5% or more of the voting power of the Company or a merger, consolidation, recapitalization, share exchange, business combination or similar transaction (collectively, an "Acquisition"), other than the transactions contemplated by the Merger Agreement. The Company is obligated to notify BMI promptly after receipt of any inquiry or proposal it receives in regard to a proposed Acquisition. See Article 5 of the Merger Agreement attached as Appendix 1 to this Proxy Statement.

         The Company has also agreed to conduct its business in the ordinary course and, subject to certain exceptions, not to engage in certain types of transactions without the consent of BMI. These transactions include, among other things, amending its Certificate of Incorporation or Bylaws; issuing or committing to issue any shares of capital stock or securities convertible into its Common Stock; splitting, combining or reclassifying any shares of its Common Stock; declaring, setting aside or paying any dividends or other distributions with respect to, or redeeming, repurchasing or otherwise acquiring, shares of its capital stock; incurring any material debt or liabilities; encumbering its properties and assets; making any loans, advances or capital contributions to, or investments in, any other person; acquiring or selling any assets (except in the ordinary course of business); terminate, cancel or request any material change in any material contract; taking any action with respect to accounting policies and procedures; waiving, releasing, assigning or settling any material rights, claims or liabilities; increasing the compensation of any of its employees; or paying or agreeing to pay any employee benefit not required by existing plans or agreements or commit itself to any additional employee benefit plans or to any employment agreements, or amending any existing plans or agreements. See Article 5 of the Merger Agreement attached as Appendix 1 to this Proxy Statement.

         The Company, BMI and NAC have each agreed to use commercially reasonable efforts to obtain consents of all third parties and governmental authorities necessary to the consummation of the Merger and the transactions contemplated thereby.

EFFECTIVE TIME

         The Effective Time of the Merger will occur at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or such other time as shall be agreed upon by the parties, all in accordance with the DGCL.

STOCK OPTIONS; WARRANTS; EMPLOYEE BENEFIT PLANS

         All options and warrants or other rights to acquire shares of the Company's Common Stock shall have been exercised in full by the holders thereof. Prior to the Effective Time, the Company shall have notified all option and warrant holders that, as of the Effective Time, unless otherwise exercised, all stock options and warrants will be canceled.

         The Merger Agreement does not obligate BMI and NAC to continue any of the Company's employee benefit plans or stock option plans.

TERMINATION, AMENDMENT, FEES AND EXPENSES

         The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after its adoption by the holders of the Common Stock (1) by mutual written consent of the Company and BMI duly authorized by their respective boards of directors; (2) by either the Company or BMI, if the Effective Time shall not have occurred on or before June 30, 2000; provided that the termination may not be effected by a party whose failure to fulfill any of its obligations under the Merger Agreement was the reason for the failure of the Effective Time to occur on or before such date; (3) by either the Company or the NAC, if any order, injunction or decree preventing the consummation of the Merger has been entered by any court of competent jurisdiction or governmental entity; (4) by either the Company or BMI if the stockholders fail to approve the Merger Agreement by a majority of the outstanding shares entitled to vote; (5) by the Company or BMI if the other party breaches any of its material representations, warranties, covenants or agreements contained in the Merger Agreement; or (6) by the Company if prior to the approval of the Merger Agreement by the stockholders of the Company, the Company enters into a definitive agreement for an Acquisition which the Board of Directors of the Company determines to be a more favorable Acquisition from a financial point of view to the Company's stockholders than the Merger Agreement (the "Superior Proposal").

         In the event of termination of the Merger Agreement in accordance with its terms for any reason, the Merger Agreement shall become void and have no effect and no liability will exist on the part of any party thereby except as described in the following paragraph, and except that neither party will be relieved from any liability for the willful breach of any of its respective representations and warranties or the breach of any of its respective covenants or agreements contained in the Merger Agreement.

         The Merger Agreement provides that all costs and expenses incurred in connection with the Merger Agreement shall be paid by the party incurring such costs and expenses; provided that BMI will pay all expenses incurred by the Company in connection with the Merger up to $250,000 plus the governmental filing fees required for the notifications and filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, plus up to $20,000 for the Company's legal fees and expenses incurred in connection therewith, except in the event that the Company terminates the Merger Agreement on account of a Superior Proposal, in which case the Company will pay

BMI's expenses in connection with the Merger Agreement up to $250,000, and upon consummation of a Superior Proposal, will pay to BMI a termination fee in the amount of $1,800,000. See Article 7 of the Merger Agreement attached as Appendix 1 to this Proxy Statement.

         Any provision of the Merger Agreement may be amended or waived by written agreement of the parties thereto at any time prior to the Effective Time, whether before or after the Special Meeting, except that after the Special Meeting, the Company will not, without the further approval of the stockholders, consent to any amendment or grant any waiver which reduces the Merger Consideration to be received in exchange for any shares of Common Stock, except as provided in the Merger Agreement.

ANTITRUST MATTERS AND REGULATORY APPROVALS

         The Company and BMI have made appropriate filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with the Antitrust Division of the Department of Justice ("DOJ") and the Federal Trade Commission ("FTC") and have received early termination of the waiting period by the DOJ and the FTC. No other regulatory approvals or consents are required to effectuate the Merger.

INDEMNIFICATION

         Under Delaware law, the Company is obligated to indemnify and hold harmless the directors and officers of the Company against losses, claims, damages, liabilities, costs, expenses, judgments and amounts paid in settlement (including reasonable attorneys' fees) arising out of or pertaining to any action or omission occurring prior to the Effective Time (including those that arise out of or relate to the Merger) while such person was a director or officer of the Company to the full extent permitted by Delaware law and the Certificate of Incorporation and Bylaws of the Company as currently in effect.

                    PRICE RANGE OF COMMON STOCK AND DIVIDENDS

         The Company's Common Stock is quoted on the Over the Counter Bulletin Board ("OTCBB") under the symbol NSTR. The Company's Common Stock was traded on the NASDAQ National Market System until May 31, 1996, when NASDAQ suspended its trading. On January 28, 2000, the date of the Letter of Intent with BMI, the reported high and low sales prices of the Common Stock was $.350. On March 15, 2000, the date of the execution of the Merger Agreement, the reported high and low sales prices of the Common Stock was $.625 and $.875 respectively.

         Dividends on the Company's Common Stock are declared by the Board of Directors. The Company has not paid nor does it expect to pay cash dividends on its Common Stock in the foreseeable future.

         The following table sets forth for the past three years the range of high and low sales prices of the Common Stock as traded on the OTCBB.

         ====================================================================
             CALENDAR YEAR AND QUARTER           HIGH             LOW

         --------------------------------------------------------------------
         1997  First Quarter                     3.500            1.187
               Second Quarter                    3.000            1.500
               Third Quarter                     3.250            1.625
               Fourth Quarter                    2.500            0.750
         --------------------------------------------------------------------
         1998  First Quarter                     1.125            0.625
               Second Quarter                    1.187            0.593
               Third Quarter                     1.687            0.500
               Fourth Quarter                    1.282            0.500
         --------------------------------------------------------------------
         1999  First Quarter                     1.250            0.625
               Second Quarter                    0.687            0.312
               Third Quarter                     0.625            0.281
               Fourth Quarter                    0.437            0.150
         ====================================================================

                             SELECTED FINANCIAL DATA

         The following table summarizes certain information contained in or derived from the Financial Statements and the Notes thereto contained in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 1999 and Form 10-Q for the six months ended June 30, 2000.

-----------------------------------------------------------------------------------------------------------------------------------
                                    (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          AS OF DECEMBER 31,
                              -----------------------------------------------------------------------------------------------------
                                 June 30,       Restated      Restated      Restated      Restated          1996           1995
                                   2000      June 30, 1999      1999          1998          1997            (A)             (A)
                              ------------  --------------  ------------  ------------  ------------   -------------  -------------
Current Assets                    $ 5,390          $4,930       $ 4,930       $ 6,349       $ 7,098         $ 9,446        $14,603

Intangible Assets, net             19,069          19,477        19,477        19,811        19,221          21,132         23,947

Total Assets                       25,986          26,027        26,027        28,602        29,413          34,542         43,355

Current Liabilities                29,820          31,916        31,916        33,588        29,117          26,265         26,584

Long Term Debt                        236             306           306         1,051         2,039           4,901          6,288

Total Liabilities                  30,146          32,293        32,293        34,694        31,212          31,350         32,988
Total Stockholders'
(Deficit)/Equity                   (4,160)         (6,266)       (6,266)       (6,092)       (1,799)          3,192         10,367
-----------------------------------------------------------------------------------------------------------------------------------


                                Six Months    Restated Six                           TWELVE MONTHS ENDED DECEMBER 31,
                                   Ended      Months Ended
                                 June 30,       June 30,
                                   2000           1999
                                                            -----------------------------------------------------------------------
                                                             Restated      Restated      Restated        Restated         1995
                                                               1999          1998          1997          1996 (A)          (A)
                              ------------  --------------  ------------  ------------  ------------   -------------  -------------
Total Revenue                    $ 15,285         $13,451      $ 26,622      $ 30,644      $ 31,655         $37,872       $ 15,771

Gross Profit                        9,165           7,053        14,145        15,522        14,331          19,083          5,131

Operating Income/(Loss)             3,332           1,233         1,946         1,764       (4,045)         (7,133)       (11,962)

Non-Operating Expenses                839             964         1,934         1,481         2,228           2,226          1,041

Extraordinary Loss                      -               -             -             -             -               -          (274)

Net Income/(Loss)                   2,106             159         (217)           401       (5,613)        (10,124)       (13,101)

Net Income/(Loss) per Share          0.35            0.03        (0.04)          0.07        (0.95)          (1.63)         (3.28)
(Basic)

Net Income/(Loss) per Share          0.34            0.03        (0.04)          0.07        (0.95)          (1.63)         (3.28)
(Diluted)

Weighted Avg # of Common        5,975,424       5,975,424     5,975,424     5,975,424     5,880,501       6,216,840      3,996,147
Shares (Basic)

Weighted Avg # of Common        6,279,462       6,006,891     5,975,424     5,975,424     5,880,501       6,216,840      3,996,147
Shares (Diluted)

Cash Dividends Per                                                 None          None          None            None           None
Common Share
------------------------------------------------------------------------------------------------------------------------------------

(A) The 1995 and 1996 figures have not been restated to the Equity Method of Accounting for a 49% owned partnership, as the changes were immaterial.
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of March 15, 2000 with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock; (ii) each person serving as a director of the Company; (iii) certain executive officers of the Company (persons who are named executive officers are identified in the footnotes to the table below) and (iv) all current directors and executive officers of the Company as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.

                     BENEFICIAL OWNER                        COMMON STOCK BENEFICIALLY OWNED (1)
                     ----------------                        -----------------------------------
5% HOLDERS (3)                                               AMOUNT (2)                 PERCENT OF CLASS
                                                             ------------------         ----------------
Thomas W. Zaucha (4)                                           963,958                    16.1%
                                                             ------------------
Roger J. Reschini (6)                                          341,271                     5.6%

DIRECTORS (3)
                                                             ------------------
Lawrence F. Jindra, M.D. (5)                                    75,000                     1.2%
                                                             -------------------
James R. Martin (7)                                            182,400                     3.0%
                                                             -------------------
James H. McElwain (5)                                           75,000                     1.2%
                                                             -------------------

Mark G. Mykityshyn (5)                                          75,000                     1.2%
                                                             -------------------
David B. White (5)                                              75,000                     1.2%
                                                             -------------------

(FORMER) NAMED EXECUTIVE OFFICER

Lisa S. Guarino (8)                                             17,000                     0.3%
                                                             -------------------
All Current Directors and Executive Officers as a group      1,804,629                    27.9%
(total 8 persons)                                            -------------------

--------------------------------------------------------------------------------

(1) Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within sixty (60) days, including any right to acquire through the exercise of any option, warrant or right.

(2) Represents total number of shares of Common Stock owned by each person, which each named person or group has the right to acquire, through the exercise of options within sixty (60) days, together with Common Stock currently owned, as a percentage of the total number of shares of Common Stock outstanding as of March 15, 2000. In accordance with the Commission's rules, the ownership percentage of each person or group is calculated treating all shares, including options to purchase shares, beneficially owned by such person or group as issued and outstanding shares.

(3) Mr. Thomas W. Zaucha is also a Director, and as the President and the Chief Executive Officer of the Company, he is a Named Executive Officer.

(4) Includes 681,201 shares of Common Stock owned directly by Mr. Zaucha and his wife, Alice L. Zaucha, as joint tenants, 207,757 shares of Common Stock held by the Zaucha Family Limited Partnership whose sole partners are currently Mr. Zaucha, Mrs. Zaucha and their four children, and 75,000 shares of Common Stock which are held by Mr. Zaucha as sole beneficial owner. Mr. Zaucha's business address is Northstar Health Services, Inc., 665 Philadelphia Street, Indiana, Pennsylvania 15701.

(5)      Comprised entirely of options to purchase shares of Common Stock.

(6) Includes 108,271 shares of Common Stock indirectly owned by the Reschini Agency, Inc., of which Mr. Reschini is a majority owner, 10,000 shares of Common Stock which are held by Mr. Reschini as sole beneficial owner and options to purchase 75,000 shares of Common Stock. Mr. Reschini is also a Director.

(7) Mr. James R. Martin is also a Director and, as Executive Vice President and Chief Financial Officer of the Company, he is a Named Executive Officer. The 182,400 shares noted above represent 100,000 options to purchase shares of common stock and 82,400 shares, which are held by family members where Mr. Martin is a beneficial owner.

(8) Ms. Guarino was the former Executive Vice President and Chief Financial Officer of the Company and as such, is a former Named Executive Officer. The 17,000 shares noted above include 7,000 shares of Common Stock which are held by Ms. Guarino as sole beneficial owner and options to purchase 10,000 shares of Common Stock.

                          STOCKHOLDER APPRAISAL RIGHTS

         Under Section 262 of the DGCL, each holder of Common Stock will be entitled to dissent and demand an appraisal of the "fair value" of Common Stock held thereby if, prior to the vote at the Special Meeting, such stockholder files with the Company a written demand for appraisal ("Appraisal Rights"). The following is a summary of the procedures to be followed by stockholders electing to exercise their Appraisal Rights and is qualified in its entirety by reference to the DGCL, and in particular Section 262 of the DGCL, the full text of which is set forth in Appendix 2 to this Proxy Statement. Stockholders who wish to assert their Appraisal Rights or who wish to preserve the right to do so should review carefully the procedures contained in Section 262 of the DGCL, since failure to comply with those procedures will result in the loss of such Appraisal Rights.

         Stockholders who elect to exercise Appraisal Rights must satisfy each of the following conditions: (1) prior to the vote on the approval of the Merger Agreement at the Special Meeting, such stockholder must file with the Company written notice of their intention to demand payment of the fair value of their shares (this written notice must be in addition to and separate from any proxy or vote against the Merger Agreement; neither voting against nor a failure to vote for the Merger Agreement will constitute such a demand for appraisal); (2) continuously hold such shares from the date of filing through the Effective Date of the Merger; (3) comply with the Section 262(d) of the DGCL; and (4) refrain from voting in favor of the Merger (a failure to vote will satisfy this requirement, but a vote in favor of the Merger, by proxy or in person, will constitute a waiver of such stockholder's Appraisal Rights and will nullify any previously filed written notice of intent to demand payment). Stockholders who fail to comply with any of these conditions will have no Appraisal Rights with respect to their shares.

         All written demands for appraisal or other notices to the Company should be sent to the Secretary of the Company, Northstar Health Services, Inc., 665 Philadelphia Street, Indiana, PA 15701 and should be executed by, or with the consent of the holder of record. The demand for appraisal must reasonably identify the stockholder (e.g., by providing the stockholder's name as it appears on his or her stock certificate) and indicate the intention of such stockholder to demand payment for the fair value of his or her shares of Common Stock.

         Within ten (10) days after the Effective Date, the Company shall notify each stockholder exercising Appraisal Rights in compliance with Section 262 of the DGCL of the date that the Merger has become effective. At any time within 60 days after the Effective Date, any stockholder who made a written demand for appraisal shall have the right to withdraw such demand for appraisal and to accept the rights of such stockholder under the Merger Agreement.

         Within 120 days after the Effective Date, the Company or any stockholder who has perfected Appraisal Rights in accordance with Section 262(d) of the DGCL, may file a petition with the Delaware Court of Chancery (the "Court") demanding a determination of the value of the Common Stock of all such stockholders. If no petition is filed within such time, the stockholders' Appraisal Rights shall terminate. Within the same 120-day period after the Effective Date, upon a written request to the Company, a stockholder is entitled to receive a statement setting forth the aggregate number of shares of Common Stock not voted in favor of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Upon a stockholder's request, the Company is required to supply such statement by the latter of (1) ten (10) days from the Company's receipt of the stockholder's request or (2) ten (10) days after the expiration of the period for the delivery of demands for appraisals under Section 262(d) of the DGCL.

         At the hearing on a petition for appraisal, the Court shall determine the stockholders who have complied with Section 262 (a) and (d) of the DGCL and who have become entitled to Appraisal Rights. The Court may require that the stockholders submit their certificates of stock, if any, to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         After determining the stockholders entitled to an appraisal, the Court shall appraise the subject shares of Common Stock as to their fair value together with a fair rate of interest, if any, to be paid upon the amount of the fair value. In determining their fair value, the Court shall take into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger. The Court shall direct the payment of the fair value of the subject shares of Common Stock, together with interest, if any, by the Company to the stockholders entitled to such payment. The costs of the proceedings may be determined by the Court and assessed against either the Company or the stockholders, or both. The value determined by the Court may be the same as, more than, or less than the Merger Consideration to be paid pursuant to the Merger Agreement.

         From and after the Effective Date of the Merger, no stockholder who has demanded Appraisal Rights shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on their Common Stock (except dividends or other distributions payable to stockholders of record at a date prior to the Effective Date), unless such stockholder's Appraisal Rights have ceased because no petition for appraisal was filed within 120 days of the Effective Date or the stockholder delivered a written withdrawal of his or her demand for appraisal to the Company within 60 days of the Effective Date or thereafter with the written approval of the Company.

         The foregoing summary of the rights of stockholders requesting appraisal contains material information relating to the exercise of Appraisal Rights but does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise their Appraisal Rights. The preservation and exercise of Appraisal Rights are conditioned on strict adherence to the applicable provisions of Section 262 of the DGCL. Each stockholder desiring to exercise Appraisal Rights should refer to Section 262 of the DGCL for a complete statement of the stockholder's rights and the steps which must be followed in connection with the exercise of those rights.

         For further information relating to the exercise of Appraisal Rights, see Appendix 2 to this Proxy Statement. The Board of Directors recommends to any stockholder having questions with respect to his or her rights under the DGCL to consult with his or her legal counsel.

                     ANNUAL REPORT ON FORM 10-K (AS AMENDED)

         A copy of the Company's 1999 Annual Report on Form 10-K (without exhibits unless such exhibits are specifically incorporated therein by reference), are being mailed along with this Proxy Statement to each stockholder of record. Stockholders not receiving a copy of such Annual Report may obtain one without charge by writing or calling the Secretary of the Company, Northstar Health Services, Inc., 665 Philadelphia Street, Indiana, Pennsylvania 15701, telephone (724) 465-3200.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The Company's Annual Report on Form 10-K, as amended for the year ended December 31, 1999, as amended on August 18, 2000, Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999, September 30, 1999 and, March 31, 2000 as amended on August 18, 2000, and June 30, 2000, and Current Reports on Form 8-K dated May 27, 1999, November 15, 1999, March 6, 2000, and March 20, 2000, respectively, and any and all amendments thereto have been filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act") and are incorporated herein by reference. The Company's SEC file number is 0-21752.

         The information relating to the Company contained in this Proxy Statement does not purport to be comprehensive and should be read together with the information in the documents incorporated by reference herein. All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date any such document is filed.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded. All information appearing in this Proxy Statement is qualified in its entirety by the information and consolidated financial statements (including notes thereto) appearing in the documents incorporated herein by reference, except to the extent set forth in the immediately preceding statement.

         No person is authorized to give any information or to make any representations with respect to the matters described in this Proxy Statement other than those contained herein or in the documents incorporated by reference herein. Any information or representations with respect to such matters not contained herein or therein must not be relied upon as having been authorized by the Company. The delivery of this Proxy Statement shall not under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof or that the information in this Proxy Statement or in the documents incorporated by reference herein is correct as of any time subsequent to the date hereof or thereof.

         The Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. These documents (other than exhibits to such documents, unless such exhibits are specifically incorporated therein by reference) are available, without charge, to any person, including any beneficial owner of stock of the Company to whom this Proxy Statement is delivered, on written or oral request to the Secretary of the Company, Northstar Health Services, Inc., 665 Philadelphia Street, Indiana, Pennsylvania 15701, telephone (724) 465-3200.

                              STOCKHOLDER PROPOSALS

         Given the nature and purpose of the Special Meeting, the Company does not anticipate having an annual meeting of its stockholders. However, in the event that the Merger Agreement is not approved and adopted by the stockholders of the Common Stock at the Special Meeting, the Company will notify the stockholders in writing of the date, time and place of the next annual meeting and the deadlines for the submission of stockholder proposals.

                      OTHER BUSINESS OF THE SPECIAL MEETING

         The Company is not aware of any other matter to come before the Special Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which the Company is not now aware may come before the Special Meeting or any adjournment or postponement thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed and dated) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

                              AVAILABLE INFORMATION

         The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Company can be inspected and copied at the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain regional offices of the Commission located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such information can be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be accessed electronically by means of the Commission's home page on the Internet (http://www.sec.gov).

         The foregoing Notice and Proxy Statement are sent by the order of the Board of Directors.


                                Thomas W. Zaucha
                                Chairman, President and Chief Executive Officer

August 18, 2000

                                   APPENDIX 2

       APPRAISAL RIGHTS PROVISIONS OF THE DELAWARE GENERAL CORPORATION LAW

GCL Section 262. Appraisal rights

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

         a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

         b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

         c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

         d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                     Appendix 1

-------------------------------------------------------------------------------





                          AGREEMENT AND PLAN OF MERGER



                                      among



                         NORTHSTAR HEALTH SERVICES, INC.


                             BENCHMARK MEDICAL, INC.


                                       and


                           NORTHSTAR ACQUISITION CORP.






                           Dated as of March 15, 2000



-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
RECITALS ........................................................................................1

ARTICLE 1

         THE MERGER..............................................................................2
         Section 1.1       The Merger............................................................2
         Section 1.2       Closing...............................................................2
         Section 1.3       Effective Time........................................................2
         Section 1.4       The Certificate of Incorporation......................................2
         Section 1.5       The ByLaws............................................................2
         Section 1.6       Directors of Surviving Corporation....................................2
         Section 1.7       Officers of Surviving Corporation.....................................2

ARTICLE 2

         EFFECT OF THE MERGER ON CAPITAL STOCK;
         EXCHANGE OF CERTIFICATES................................................................3
         Section 2.1       Effect on Capital Stock...............................................3
         Section 2.2       Exchange of Certificates for Shares...................................3
         Section 2.3       Adjustments to Prevent Dilution.......................................5

ARTICLE 3

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................5
         Section 3.1       Organization and Qualification; Subsidiaries..........................5
         Section 3.2       Certificate of Incorporation and ByLaws...............................5
         Section 3.3       Capitalization........................................................6
         Section 3.4       Authority.............................................................7
         Section 3.5       No Conflict...........................................................7
         Section 3.6       Required Filings and Consents.........................................8
         Section 3.7       Permits; Compliance with Law..........................................8
         Section 3.8       SEC Filings; Financial Statements.....................................8
         Section 3.9       Absence of Certain Changes or Events..................................9
         Section 3.10      Employee Benefit Plans; Labor Matters................................10
         Section 3.11      Contracts; Debt Instruments..........................................11
         Section 3.12      Litigation...........................................................11
         Section 3.13      Environmental Matters................................................11
         Section 3.14      Intellectual Property................................................12
         Section 3.15      Tax Matters..........................................................12
         Section 3.16      Non-Competition Agreements...........................................13
         Section 3.17      Opinion of Financial Advisor.........................................14
         Section 3.18      Title to Properties; Leases..........................................14
         Section 3.19      Brokers..............................................................15
         Section 3.20      Information..........................................................15
         Section 3.21      Vote Required........................................................15


                                                                                              Page
                                                                                              ----
ARTICLE 4

         REPRESENTATIONS AND WARRANTIES
         OF THE PARENT AND MERGER SUB...........................................................16
         Section 4.1       Organization and Qualification; Subsidiaries.........................16
         Section 4.2       Certificate of Incorporation and ByLaws..............................16
         Section 4.3       Capitalization.......................................................16
         Section 4.4       Authority............................................................17
         Section 4.5       No Conflict..........................................................17
         Section 4.6       Required Filings and Consents........................................17
         Section 4.7       Information..........................................................18
         Section 4.8       Interim Operations of Merger Sub.....................................18

ARTICLE 5

         COVENANTS..............................................................................18
         Section 5.1       Conduct of Business of the Company...................................18
         Section 5.2       Other Actions........................................................20
         Section 5.3       Notification of Certain Matters......................................20
         Section 5.4       Proxy Statement......................................................20
         Section 5.5       Stockholders' Meeting................................................21
         Section 5.6       Access to Information; Confidentiality...............................22
         Section 5.7       No Solicitation......................................................22
         Section 5.8       Reasonable Best Efforts..............................................24
         Section 5.9       Company Stock Option Plans...........................................24
         Section 5.10      Consents; Filings; Further Action....................................24
         Section 5.11      Public Announcements.................................................25
         Section 5.12      Obligations of Merger Sub............................................25
         Section 5.13      Expenses.............................................................25
         Section 5.14      Control of the Company's and Parent's Operations.....................25
         Section 5.15      Merger Sub Charter Documents.........................................25
         Section 5.16      Agreements with Former Partners......................................25

ARTICLE 6

         CONDITIONS.............................................................................25
         Section 6.1       Conditions to Each Party's Obligation to Effect the Merger...........25
         (a)      Stockholder Approval..........................................................25
         (b)      Litigation....................................................................26
         (c)      HSR...........................................................................26
         Section 6.2       Conditions to Obligations of the Parent and Merger Sub...............26
         (a)      Representations and Warranties................................................26
         (b)      Performance of Obligations of the Company.....................................26
         (c)      Material Adverse Effect.......................................................26
         (d)      Consents Under Agreements.....................................................26
         (e)      Exercise Options and Warrants.................................................26
         (f)      Cerberus Capital Management, LLC..............................................27
         (g)      Amendment to Lease Agreements.................................................27
         (h)      Governmental Consents.........................................................27
         (i)      Stockholder Loans.............................................................27
         (j)      Zaucha Employment Agreement...................................................27
         (k)      James Martin Termination......................................................27


                                                                                              Page
                                                                                              ----
         (l)      Available Financing...........................................................27
         Section 6.3       Conditions to Obligation of the Company..............................27
         (a)      Representations and Warranties................................................27
         (b)      Performance of Obligations of the Parent and Merger Sub.......................28
         (c)      Material Adverse Effect.......................................................28

ARTICLE 7

         TERMINATION............................................................................28
         Section 7.1       Termination..........................................................28
         Section 7.2       Effect of Termination................................................29
         Section 7.3       Amendment............................................................29
         Section 7.4       Waiver...............................................................30
         Section 7.5       Expenses Following Termination.......................................30

ARTICLE 8

         MISCELLANEOUS..........................................................................31
         Section 8.1       Certain Definitions..................................................31
         Section 8.2       Non-Survival of Representations, Warranties and Agreements...........32
         Section 8.3       Counterparts.........................................................32
         Section 8.4       GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL........................33
         Section 8.5       Notices..............................................................33
         Section 8.6       Entire Agreement.....................................................34
         Section 8.7       Obligations of the Parent and of the Company.........................34
         Section 8.8       Severability.........................................................34
         Section 8.9       Interpretation.......................................................35
         Section 8.10      Assignment...........................................................35
         Section 8.11      Specific Performance.................................................35


                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT AND PLAN OF MERGER (this "AGREEMENT"), dated as of March 15, 2000, among NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation (the "COMPANY"), BENCHMARK MEDICAL, INC., a Delaware corporation (the "PARENT"), and NORTHSTAR ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of the Parent ("MERGER SUB").


                                    RECITALS

                  (1) The respective boards of directors of each of the Parent, Merger Sub and the Company have determined that it is in the best interests of their respective stockholders to combine the respective businesses of the Parent and the Company, and consequently have approved the merger of Merger Sub with and into the Company (the "MERGER") and approved and adopted the Merger, in accordance with the Delaware General Corporation Law (the "GCL") and upon the terms and subject to the conditions set forth in this Agreement.

                  (2) Certain terms used in this Agreement which are not capitalized have the meanings specified in Section 8.1.

                  (3) The Company, the Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

                  NOW, THEREFORE, in consideration of the mutual premises contained herein, and in consideration, of and for other good and valuable consideration the receipt and legal sufficiency of which is hereby acknowledged intending and in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties intending to be legally bound agree as follows:

                                    ARTICLE 1

                                   THE MERGER

                  SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall cease. The Company shall be the surviving corporation in the Merger (sometimes referred to as the "SURVIVING CORPORATION") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects set forth in Section 259 of the GCL.

                  SECTION 1.2 CLOSING. The closing of the Merger (the "CLOSING") shall take place (a) at the offices of Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania at 10:00 A.M. on the third business day after the last to be fulfilled or waived of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement or (b) at such other place and time and/or on such other date as the Company and the Parent may agree in writing (the "CLOSING DATE").

                  SECTION 1.3 EFFECTIVE TIME. As soon as practicable following the Closing, the Company and the Parent will cause a Certificate of Merger (the "CERTIFICATE OF MERGER") to be signed, acknowledged and delivered for filing with the Secretary of State of the State of Delaware as provided in Section 251 of the GCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such other time as shall be agreed upon by the parties and set forth in the Certificate of Merger and in accordance with the GCL (the "EFFECTIVE TIME").

                  SECTION 1.4 THE CERTIFICATE OF INCORPORATION. The certificate of incorporation of the Merger Sub in effect immediately prior to the Effective Time shall, from and after the Effective Time, be the certificate of incorporation of the Surviving Corporation (the "SURVIVING CHARTER"), until duly amended as provided in the Surviving Charter or by applicable law.

                  SECTION 1.5 THE BYLAWS. The bylaws of the Merger Sub in effect at the Effective Time shall, from and after the Effective Time, be the bylaws of the Surviving Corporation (the "SURVIVING BYLAWS"), until duly amended as provided in the Surviving ByLaws or by applicable law.

                  SECTION 1.6 DIRECTORS OF SURVIVING CORPORATION. From and after the Effective Time, the directors of the Surviving Corporation shall be Ronald Hiscock, Dennis Fitzpatrick and Jeffrey Gonyo until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter and the Surviving ByLaws.

                  SECTION 1.7 OFFICERS OF SURVIVING CORPORATION. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter and the Surviving ByLaws.

                                    ARTICLE 2

                     EFFECT OF THE MERGER ON CAPITAL STOCK;
                            EXCHANGE OF CERTIFICATES

                  SECTION 2.1 EFFECT ON CAPITAL STOCK. At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company:

                           (1) MERGER CONSIDERATION. Each share (each a "COMPANY
SHARE" and together the "COMPANY SHARES") of the common stock, par value $.01 per share, of the Company (the "COMPANY COMMON STOCK") issued and outstanding immediately prior to the Effective Time (other than (i) Company Shares that are owned by the Parent, Merger Sub or any other Parent Subsidiary or (ii) Company Shares that are owned by the Company or any Company Subsidiary and in each case not held on behalf of third parties (the "EXCLUDED COMPANY SHARES")) shall be converted into the right to receive and become exchangeable for $1.50 (the "EXCHANGE RATIO"), subject to adjustment as provided in Section 2.3 (collectively, the "MERGER CONSIDERATION"). At the Effective Time, all Company Shares shall no longer be outstanding, shall be canceled and retired and shall cease to exist, and each certificate (a "CERTIFICATE") formerly representing any Company Shares (other than Excluded Company Shares) shall thereafter represent only the right to receive the Merger Consideration.

                           (2) CANCELLATION OF EXCLUDED COMPANY SHARES. Each
Excluded Company Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of that Excluded Company Share, no longer be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

                           (3) MERGER SUB. At the Effective Time, each share of
common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation, and the Surviving Corporation shall be a wholly owned subsidiary of the Parent.

                  SECTION 2.2 EXCHANGE OF CERTIFICATES FOR SHARES.

                           (1) EXCHANGE PROCEDURES.

                                    (1) LETTER OF TRANSMITTAL. Promptly after
         the Effective Time, the Surviving Corporation shall cause an exchange agent selected by the Parent and reasonably acceptable to the Company (the "EXCHANGE AGENT") to mail to each holder of record of a Certificate (other than Certificates in respect of Excluded Company Shares) (A) a letter of transmittal specifying that delivery shall be effected, and that risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of Certificates) to the Exchange Agent, in a form and with other provisions reasonably acceptable to both the Parent and the Company, and (B) instructions for exchanging the Certificates for the Merger Consideration.

                                    (2) SURRENDER OF CERTIFICATES. Upon
         surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly



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



         executed, the holder of that Certificate shall be entitled to receive in exchange a check in the amount of the Merger Consideration and the Certificate so surrendered shall immediately be canceled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates.

                                    (3) UNREGISTERED TRANSFEREES. In the event
         of a transfer of ownership of Company Shares that are not registered in the transfer records of the Company, the Merger Consideration may be issued or paid to such a transferee if the Certificate formerly representing such Company Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect the transfer and to evidence that any applicable stock transfer taxes have been paid.

                                    (4) NO OTHER RIGHTS. Until surrendered as
         contemplated by this Section 2.2(a), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration. The Merger Consideration issued upon the surrender for or exchange of Certificates in accordance with the terms of this Agreement, shall be deemed to have been issued in full satisfaction of all rights pertaining to the Company Shares formerly represented by such Certificates.

                           (2) NO FURTHER TRANSFERS. After the Effective Time,
the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the records of the Company of the Company Shares that were outstanding immediately prior to the Effective Time.

                           (3) TERMINATION OF EXCHANGE PERIOD; UNCLAIMED STOCK.
Any Merger Consideration deposited by the Parent with the Exchange Agent (including the proceeds of any investments of those funds) that remains unclaimed by the stockholders of the Company 180 days after the Effective Time shall be paid to the Parent. Any former stockholders of the Company who have not theretofore complied with this Article 2 shall thereafter look only to the Parent for payment of their Merger Consideration upon due surrender of their Certificates (or affidavits of loss in lieu of Certificates), in each case, without any interest. Notwithstanding the foregoing, none of the Parent, the Surviving Corporation, the Exchange Agent or any other person shall be liable to any former holder of Company Shares for any amount properly delivered to a public official under applicable abandoned property, escheat or similar laws. If any Certificates shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity), any amounts payable in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interests of any person previously entitled to those amounts.

                           (4) LOST, STOLEN OR DESTROYED CERTIFICATES. In the
event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and the posting by such person of a bond in the form reasonably required by the Parent as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable under this Article 2 upon due surrender of and deliverable in respect of the Company Shares represented by such Certificate under this Agreement, in each case, without interest.

                  SECTION 2.3 ADJUSTMENTS TO PREVENT DILUTION. In the event that prior to the Effective Time there is a change in the number of Company Shares or securities convertible or exchangeable into or exercisable for Company Shares issued and outstanding as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution or other similar transaction, the Exchange Ratio shall be equitably adjusted to eliminate the effects of that event.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Parent and Merger Sub that:

                  SECTION 3.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                           (1) Each of the Company and each subsidiary of the
Company (collectively, the "COMPANY SUBSIDIARIES") has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company. Each of the Company and each Company Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company. For purposes of this Agreement, "MATERIAL ADVERSE EFFECT ON THE COMPANY" means any change in or effect on the business, assets, properties, results of operations or condition (financial or otherwise) of the Company or any Company Subsidiaries that is or would reasonably be expected to be materially adverse to the Company and the Company Subsidiaries, taken as a whole, or that would reasonably be expected to materially impair the ability of the Company to perform its obligations under this Agreement or consummate the Merger and the other transactions contemplated hereby.

                           (2) Section 3.1(b) of the letter from the Company,
dated the date hereof, addressed to the Parent (the "COMPANY DISCLOSURE LETTER") sets forth a complete and correct list of all of the Company Subsidiaries. Neither the Company nor any Company Subsidiary holds any interest in any person other than the Company Subsidiaries so listed.

                  SECTION 3.2 CERTIFICATE OF INCORPORATION AND BYLAWS. The copies of the Company's certificate of incorporation and bylaws, each as amended through the date of this Agreement (collectively, the "COMPANY CHARTER DOCUMENTS") that have heretofore been made available to Parent are complete and correct copies of those documents. The Company Charter Documents are in full force and effect. The Company is not in violation of any of the provisions of the Company Charter Documents.

                  SECTION 3.3 CAPITALIZATION.

                           (1) The authorized capital stock of the Company
consists of 20,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock, per value $.01 per share, of the Company (the "COMPANY PREFERRED STOCK"). As of March 1, 2000 (i) 6,337,988 shares of Company Common Stock and no shares of Company Preferred Stock were issued, all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights, (ii) 362,564 shares of Company Common Stock or Company Preferred Stock were held in the treasury of the Company or by the Company Subsidiaries, (iii) no shares of Company Common Stock were reserved for issuance upon exercise of outstanding Company Stock Options and (iv) no shares of Company Common Stock were reserved for issuance upon exercise of outstanding stock purchase warrants.

                           (2) Between September 30, 1999 and the date of this
Agreement, an aggregate of 104,000 options to purchase shares of Company Common Stock ("COMPANY STOCK OPTIONS") have been granted by the Company under the 1997 Stock Option Plan (the "COMPANY'S OPTION PLANS"). Except (i) for Company Stock Options to purchase an aggregate of 990,341 shares of Company Common Stock outstanding under the Company's Option Plans and warrants to purchase 565,000 shares of Company Common Stock or (ii) under agreements or arrangements set forth in Section 3.3(b) of the Company Disclosure Letter, there are no options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights or other rights, agreements, arrangements or commitments of any character to which the Company is a party or by which the Company is bound relating to the issued or unissued capital stock of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, the Company or any Company Subsidiary. Section 3.3(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, (x) the persons to whom Company Stock Options have been granted, (y) the exercise price for the Company Stock Options held by each such person and (z) whether such Company Stock Options are subject to vesting and, if subject to vesting, the dates on which each of those Company Stock Options vest.

                           (3) All shares of Company Common Stock have been
issued in compliance with applicable securities laws. All shares of Company Common Stock subject to issuance will be duly authorized, validly issued, fully paid, nonassessable and will not be subject to preemptive rights. There are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of any Company Subsidiary. Except as set forth in Section 3.3(c) of the Company Disclosure Letter, each outstanding share of capital stock of each Company Subsidiary is duly authorized, validly issued, fully paid, nonassessable and not subject to preemptive rights and each such share owned by the Company or a Company Subsidiary is (or will be upon payment to Cerberus Capital Management LLC, for itself and as for agent for Bear Stearns ("CERBERUS") of the outstanding balance on the credit facility (the "Cerberus Debt") free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or such other Company Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever (collectively, "LIENS"). There are no outstanding material contractual obligations of the Company or any Company Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary that is not wholly owned by the Company or in any other person.

                  SECTION 3.4 AUTHORITY.

                           (1) The Company has all necessary corporate power and
authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to, except as noted below, consummate the Merger and the other transactions contemplated by this Agreement to be consummated by the Company. The execution and delivery of this Agreement by the Company and the consummation by the Company of such transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate such transactions, other than, with respect to the Merger, the adoption of this Agreement by the majority of the outstanding stock entitled to vote (the "REQUISITE COMPANY VOTE"). This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                           (2) The Board of Directors of the Company (i) has
adopted by majority vote the plan of merger set forth in this Agreement and approved this Agreement and the other transactions contemplated by this Agreement and (ii) has declared that the Merger and this Agreement and the other transactions contemplated by this Agreement are advisable.

                  SECTION 3.5 NO CONFLICT.

                           (1) The execution and delivery of this Agreement by
the Company do not, and the performance of this Agreement by the Company will not:

                                    (1) conflict with or violate any provision
         of any Company Charter Document or any equivalent organizational documents of any Company Subsidiary;

                                    (2) assuming that all consents, approvals,
         authorizations and other actions described in Section 3.6 have been obtained and all filings and obligations described in Section 3.6 have been made, conflict with or violate any foreign or domestic law, statute, ordinance, rule, regulation, order, judgment or decree ("LAW") applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is or may be bound or affected, except for any such conflicts or violations which, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company; or

                                    (3) except as set forth in Section
         3.5(a)(iii) of the Company Disclosure Letter, result in any breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of the Company or any Company Subsidiary under any note, bond, mortgage, indenture, contract, agreement, commitment, lease, license, permit, franchise or other instrument or obligation (collectively, "CONTRACTS") that is material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole and to which the Company or any Company Subsidiary is a party or by which any of them or their assets or properties is or may be bound or affected.

                           (2) Section 3.5(b) of the Company Disclosure Letter sets forth a correct and complete list in all material respects of Contracts to which the Company or any Company Subsidiaries are a party or by which they or their assets or properties are or may be bound or affected under which consents or waivers are or may be required prior to consummation of the transactions contemplated by this Agreement.

                  SECTION 3.6 REQUIRED FILINGS AND CONSENTS. The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic or foreign national, federal, state, provincial or local governmental, regulatory or administrative authority, agency, commission, court, tribunal or arbitral body or self-regulated entity (each, a "GOVERNMENTAL ENTITY"), except for applicable requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "EXCHANGE ACT"), and for the filing of the Certificate of Merger as required by the GCL.

                  SECTION 3.7 PERMITS; COMPLIANCE WITH LAW.

                  Each of the Company and the Company Subsidiaries has all franchises, grants, registrations, determinations, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity (collectively, the "COMPANY PERMITS") that are material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole, and no suspension or cancellation or material modification of any of the Company Permits that are material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole is pending or, to the knowledge of the Company, threatened. Neither the Company nor any Company Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is or may be bound or affected or (ii) any Company Permits, except for any such conflicts, defaults or violations that, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company.

                  SECTION 3.8 SEC FILINGS; FINANCIAL STATEMENTS.

                           (1) Except as set forth in Section 3.8(a) of the
Company Disclosure Letter, the Company has filed all forms, reports, statements and other documents required to be filed with the United States Securities and Exchange Commission (the "SEC") under the Exchange Act and the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT") since May 8, 1997 (collectively, including any such documents filed subsequent to the date of this Agreement, the "COMPANY SEC REPORTS"), and the Company SEC Reports, including any financial statements or schedules included or incorporated by reference, (i) comply in all material respects with the requirements of the Exchange Act or the Securities Act or both, as the case may be, applicable to those Company SEC Reports and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements made in those Company SEC Reports, in the light of the circumstances under which they were made, not misleading. No Company Subsidiary is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any documents with the SEC or any national securities exchange or quotation service or comparable Governmental Entity.

                           (2) As of the date of the filing of the relevant
Company SEC Report, each of the consolidated balance sheets included in the Company's Report on Form 10-K for the fiscal year ended December 31, 1998 or in the Company SEC Reports filed or to be filed subsequent to December 31, 1998 (including the related notes and schedules) fairly presented or will fairly present, in all material respects, the consolidated financial position of the Company as of the dates set forth in those consolidated balance sheets. Each of the consolidated statements of income and of cash flows included in the Company's Report on Form 10-K for the fiscal year ended December 31, 1998, or in the Company SEC Reports filed or to be filed subsequent to December 31, 1998 (including any related notes and schedules), fairly presented or will fairly present, in all material respects, the consolidated results of operations and cash flows, as the case may be, of the Company and the consolidated Company Subsidiaries for the periods set forth in those consolidated statements of income and of cash flows (subject, in the case of unaudited quarterly statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in conformity with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) consistently applied throughout the periods indicated.

                           (3) Except as and to the extent set forth on the
consolidated balance sheet of the Company and the consolidated Company Subsidiaries as of September 30, 1999, including the related notes, or as set forth in Section 3.8(c) of the Company Disclosure Letter or in the Company SEC Reports filed subsequent to September 30, 1999 and prior to the date hereof, as of the date of this Agreement, neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in the related notes prepared in accordance with GAAP, except for liabilities or obligations incurred since September 30, 1999 in the ordinary course of business and consistent with past practices.

                  SECTION 3.9 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since September 30, 1999, the Company and the Company Subsidiaries have, except as set forth in Section 3.9 of the Company Disclosure Letter, conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been: (a) any Material Adverse Effect on the Company; (b) any damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by the Company or any of the Company Subsidiaries, whether or not covered by insurance, which damage, destruction or loss, individually or in the aggregate, has resulted or would reasonably be expected to result in a Material Adverse Effect on the Company; (c) any material change by the Company in its or any Company Subsidiary's accounting methods, principles or practices; (d) any declaration, setting aside or payment of any dividend or distribution in respect of Company Shares or any redemption, purchase or other acquisition of any of the Company's securities; or (e) except as set forth in Section 3.9(e) of the Company Disclosure Letter, any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers of the Company or any Company Subsidiary except in the ordinary course of business consistent with past practice or except as required by applicable Law.

                  SECTION 3.10 EMPLOYEE BENEFIT PLANS; LABOR MATTERS.

                           (1) Section 3.10(a) of the Company Disclosure Letter
identifies each material employment, severance or similar contract or arrangement and each material plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements) health or medical benefits, disability benefits, worker's compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) under which the Company or any Company Subsidiary has or in the future could have any material liability, including any material liability as a result of being a single employer under
Section 414 of the Code ("BENEFIT PLANS"). There is no Benefit Plan which (i) is a multiemployer plan (within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (ii) is a plan, other than a multiemployer plan, subject to Title IV of ERISA (a "TITLE IV PLAN").

                           (2) The Company has made available to the Parent
copies of the Benefit Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto), the most recent actuarial valuation report prepared in connection with any Benefit Plan, and the most recent determination letter received from any taxation authority with respect to any Benefit Plan.

                           (3) Each Benefit Plan that is intended to be
qualified under an applicable statute or regulation, including Section 401(a) of the Code, is so qualified and has been so qualified during the period since its adoption; each trust created under any such Plan is exempt from tax and has been so exempt since its creation and nothing has occurred with respect to the operation of any Benefit Plan which would cause the loss of such qualification or exemption. Each Benefit Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code and no transaction prohibited by any applicable statute or regulation, including Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Benefit Plan that will or would reasonably be expected to result in a material liability to the Company and the Company Subsidiaries taken as a whole.

                           (4) Neither the Company nor any Company Subsidiary
has any material current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of the Company or any Company Subsidiary, except as required under applicable law.

                           (5) There is no contract, plan or arrangement
(written or otherwise) covering any employee or former employee of the Company or any Company Subsidiary that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of
Section 280G or Section 162(m)of the Code.

                           (6) Except as set forth in Section 3.10(f) of the
Company Disclosure Letter, no employee or former employee of the Company or any Company Subsidiary will become entitled to any bonus, retirement, severance, job security or similar benefit or enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) as a result of the transactions contemplated hereby.

                           (7) There are no unfunded obligations under any
Benefit Plan which are not fully reflected on the most recent financial statements of the Company.

                           (8) Neither the Company nor any Company Subsidiary is
party to any collective bargaining agreements. There are no unfair labor practices complaint or other proceeding pending and there is no strike pending or threatened against the Company or any Company Subsidiary.

                  SECTION 3.11 CONTRACTS; DEBT INSTRUMENTS. Except as disclosed in Section 3.11 of the Company Disclosure Letter or filed as an exhibit to, or as incorporated by reference in, the Form 10- K, there is no Contract that is material to the business, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole. All contracts required to be filed under Item 601 of Regulation S-K have been filed and any such contract entered into since September 30, 1999 are listed on the Company Disclosure Letter. Neither the Company nor any Company Subsidiary is in violation of or in default under (nor does there exist any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any material Contract to which it is a party or by which it or any of its properties or assets is or may be bound or affected. Set forth in Section 3.11 of the Company Disclosure Letter is a description of any material changes to the amount and terms of the indebtedness of the Company and the consolidated Company Subsidiaries as described in the notes to the financial statements set forth in the Form 10-K.

                  SECTION 3.12 LITIGATION. Except as disclosed in Section 3.12 of the Company Disclosure Letter, there is no suit, claim, action, proceeding or investigation (collectively, "CLAIMS") pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary before any Governmental Entity that, individually or in the aggregate, has resulted or would reasonably be expected to result in a Material Adverse Effect on the Company. Neither the Company nor any Company Subsidiary is subject to any outstanding order, writ, injunction or decree which, individually or in the aggregate, has resulted or would reasonably be expected to result in a Material Adverse Effect on the Company.

                  SECTION 3.13 ENVIRONMENTAL MATTERS.

                           (1) Except as set forth in Section 3.13(a) of the
Company Disclosure Letter, (i) each of the Company and the Company Subsidiaries is in compliance with all Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "ENVIRONMENTAL LAWS"), which compliance includes, but is not limited to, the possession by the Company and the Company Subsidiaries of all material permits and other governmental authorizations required under applicable Environmental Laws for the conduct of the Company's business, and compliance with the terms and conditions thereof; (ii) none of the Company or the Company Subsidiaries has received written notice of, or, to the knowledge of the Company, is threatened with or the subject of, any material action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non- compliance with any Environmental Law (an "ENVIRONMENTAL CLAIM"); and
(iii) to the knowledge of the Company, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance or lead to such an Environmental Claim in the future.

                           (2) To the knowledge of the Company, there is no
condition on, in or under any property currently or formerly owned, leased or operated by the Company or any Company Subsidiary in violation of, or for which there is an obligation under, Environmental Laws.

                  SECTION 3.14 INTELLECTUAL PROPERTY. The Company and the Company Subsidiaries own or have valid rights to use the trademarks, trade names, copyrights, patents, logos, logo types, type styles, licenses and computer software programs (including without limitation, the source codes thereto) that are necessary for the conduct of their respective businesses as now being conducted; provided, however, that the Company and the Company Subsidiaries do not have access to the source codes relating to certain computer software programs with respect to which they are the licensee. Each material trademark, trade name, copyright and patent owned by the Company or a Company Subsidiary and necessary for the conduct of their business on the date hereof, and each material license to use any trademark, trade name, copyright, patent or computer software program necessary for the conduct of their business on the date hereof, except computer software licenses that are commercially available, is listed in Section 3.14 of the Company Disclosure Letter. To the knowledge of the Company, neither the Company nor any of the Company Subsidiaries has received written notice that the Company or any of the Company Subsidiaries is infringing on any trademark, trade name, copyright, patent or other intangible property right or any registration thereof or application pending therefor which is necessary for the conduct of their business on the date hereof.

                  SECTION 3.15 TAX MATTERS.

                  (a) For purposes of this Agreement, the term "TAXES" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, employment excise, withholding, property, sales, use, transfer, license, payroll and franchise taxes, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof. For purposes of this Agreement, the term "TAX RETURN" shall mean any report, return or other information required to be supplied to a taxing authority in connection with Taxes. All citations to provisions of the Code, or to the Treasury Regulations promulgated thereunder, shall include any amendments thereto and any substitute or successor provisions thereto.

                  (b) The Company has duly filed all Tax Returns required to be filed as of the date hereof (and will file all Tax Returns required to be filed on or before the Closing Date). All such Tax Returns are (and, as to Tax Returns not filed as of the date hereof but filed on or before the Closing Date, will
be) true, correct and complete in all material respects and were (and, as to Tax Returns not filed as of the date hereof but filed on or before the Closing Date, will be) filed on a timely basis. All taxes shown on such Tax Returns or otherwise due or payable with respect to the income of the Company (whether or not shown on any Tax Return) have been timely paid except as expressly reserved on the Balance Sheet. Except as disclosed in Section 3.15 of the Company Disclosure Letter, the Company has not requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed. True and complete copies of the federal state and local income Tax Returns of the Company for the last three years have been provided to Parent prior to the date hereof. The reserves for Taxes reflected in the financial statements of the Company are sufficient for the payment of all unpaid taxes (whether or not currently disputed) which are incurred or may be incurred with respect to the period (or portion thereof) ended on the date of such financial statements and for all years and periods ended prior thereto, and the reserve for Taxes reflected in the balance sheet is sufficient for the payment of all unpaid
Taxes (whether or not currently disputed) which are incurred or may be incurred with respect to the period (or portion thereof) ended on the Closing Date and for all years and periods ended prior thereto. Since December 31, 1998, the Company has not incurred any liability for Taxes other than in the ordinary course of business, which Taxes would result in a material decrease in the net worth of the Company. No waiver or extension of any statute of limitations relating to Taxes has been given to, or requested by, the Internal Revenue Service (the "IRS"), or any state or local taxing authority. No claim is currently being made by any authority in a jurisdiction where the Company files Tax Returns that they are or may be subject to Taxes in that jurisdiction.

                  (c) Except as set forth on Section 4.17 of the Company Disclosure Letter, the Company has complied (and until the Closing Date will comply) in all material respects with the provisions of the Code relating to the withholding and payment of Taxes, including, without limitation, the withholding and reporting requirements under Code sections 1441 through 1464, 3401 through 3406, and 6041 through 6049, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required. The Company has under taken in good faith to appropriately classify all service providers as either employees or independent contractors for all Tax purposes.

                  (d) Neither the federal income Tax Returns nor the state or local income Tax Returns of the Company have been examined by the IRS or relevant state taxing authorities, except as set forth on the Company Disclosure Letter. All deficiencies asserted as a result of the examinations referred to on the Company Disclosure Letter have been paid, and no issue has been raised by any federal, state, local or foreign income tax authority in any such examination which, by application of the same or similar principles to similar transactions, could reasonably be expected to result in a proposed deficiency for any subsequent period. Further, to the best of the Company's knowledge, no state of facts exists or has existed which would constitute grounds for the assessment of any material liability for Taxes with respect to the periods which have not been audited by the IRS or other taxing authority. There are no examinations or other administrative or court proceedings relating to Taxes in progress or pending nor has the Company received a revenue agent's report asserting a tax deficiency. To the best of the Company's knowledge, there are no threatened actions, suits, proceedings, investigations or claims relating to or asserted for Taxes of the Company and there is no basis for any such claim.

                  (e) Since January 1, 1995, the Company has not been a member of any affiliated group of corporations that filed a consolidated income tax return.

                  (f) Since its date of incorporation, the Company has not (A) filed any consent or agreement under Section 341(f) of the Code, (B) applied for any tax ruling, (C) entered into a closing agreement with any taxing authority,
(D) filed an election under Section 338(g) or Section 338(h)(10) of the Code (nor has a deemed election under Section 338(e) of the Code occurred), (E) made any payments, or been a party to an agreement (including this Agreement) or any transactions related hereto that under any circumstances could obligate it to make payments that will not be deductible because of Section 280G of the Code, or (F) been a party to any tax allocation or tax sharing agreement.


                  SECTION 3.16 NON-COMPETITION AGREEMENTS. Except as set forth in Section 3.16 of the Company Disclosure Letter, neither the Company nor any Company Subsidiary is a party to any agreement which purports to restrict or prohibit in any material respect the Company and the Company Subsidiaries collectively from, directly or indirectly, engaging in any business currently engaged in by the Company or any Company Subsidiary. To the knowledge of the Company, none of the Company's officers, directors or key employees is a party to any agreement which, by virtue of such person's relationship with the Company, restricts the Company or any Company Subsidiary from, directly or indirectly, engaging in any of the businesses described above, except for those restrictions which would not reasonably be expected to have a Material Adverse Effect on the Company.

                  SECTION 3.17 OPINION OF JANNEY MONTGOMERY SCOTT LLC. Janney Montgomery Scott LLC (the "JMS") has delivered to the Board of Directors of the Company its opinion to the effect that, as of the date of this Agreement, the Exchange Ratio is fair to the Company's stockholders from a financial point of view, is in writing and accompanied by an authorization to include a copy of that opinion in the Proxy Materials. The Company has delivered or will, promptly after receipt of such written opinion, deliver a signed copy of that written opinion to the Parent.

                  SECTION 3.18 TITLE TO PROPERTIES; LEASES.

                           (1) Section 3.18(a) of the Company Disclosure Letter
sets forth a list of all Real Property owned by the Company and the Company Subsidiaries and indicates the entity that owns the Real Property. The Company and the Company Subsidiaries have good indefeasible, marketable and insurable title to all such Real Property (other than leasehold real property) and good title to all of its other owned property and assets, tangible and intangible (collectively, the "ASSETS") that are material to the business of the Company and the Company Subsidiaries taken as a whole; all of the Assets are so owned, in each case, free and clear of all Liens, except for Liens by Cerberus and except (i) Permitted Liens, (ii) Liens set forth in Section 3.18(a) of the Company Disclosure Letter and (iii) Liens which, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company. Except as disclosed in Section 3.18(a) of the Company Disclosure Letter, all improvements on the real property owned or leased by the Company and the Company Subsidiaries are in compliance with applicable zoning, building, wetlands and land use laws, ordinances and regulations and applicable title covenants, conditions, restrictions and reservations in all respects necessary to conduct the business of the Company and the Company Subsidiaries as presently conducted or proposed to be conducted on or prior to the Closing Date, except for any instances of non- compliance which, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company. Except as disclosed in Section 3.18(a) of the Company Disclosure Letter, all such improvements comply with all Laws and Company Permits, except for any instances of non-compliance which, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company.

                           (2) Section 3.18(b) of the Company Disclosure Letter
contains a list of all Leases under which any real property used in the business of the Company and the Company Subsidiaries is leased to the Company or any Company Subsidiary by any person and indicates the entity that leases the real property. Except as otherwise set forth in Section 3.18(b) of the Company Disclosure Letter or as would not result in a Material Adverse Effect on the Company, each Lease under which the Company or any Company Subsidiary holds real property constituting a part of the Assets is in full force and effect, and the Company or a Company Subsidiary has a valid leasehold interest in and enjoys peaceful and undisturbed possession or a valid easement right under all Leases pursuant to which it holds any such real property, subject to the terms of each Lease and applicable Law and except for Permitted Liens and such other Liens as, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Company. Neither the Company nor, to the Company's knowledge, any other party thereto, has failed to duly comply with all of the material terms and conditions of each such Lease or has done or performed, or failed to do or perform (and no Claim is pending or, to the knowledge of the Company, threatened to the effect that the Company has not so complied, done and performed or failed to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) such Leases or impair the rights or benefits, or increase the costs, of the Company under any of such Leases in any material respect except, in each case, for such exceptions which individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

                  SECTION 3.19 BROKERS. No broker, finder or investment banker other than the JMS is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. Prior to the date of this Agreement, the Company has made available to the Parent a complete and correct copy of all agreements between the Company and the JMS under which the JMS would be entitled to any payment relating to the Merger or any other transactions.

                  SECTION 3.20 INFORMATION. None of the information to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement or any amendments or supplements of the Proxy Statement, at the time of the mailing of the Proxy Statement and any amendments or supplements of the Proxy Statement and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated in that Proxy Statement or necessary in order to make the statements in that Proxy Statement, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or warranty is made by the Company with respect to statements made therein based on information supplied by the Parent or the Merger Sub. The Proxy Statement (except for those portions of the Proxy Statement that relate only to Parent or subsidiaries or affiliates of the Parent) will comply as to form in all material respects with the provisions of the Exchange Act.

                  SECTION 3.21 VOTE REQUIRED. The Requisite Company Vote is the only vote of the holders of any class or series of the Company's capital stock necessary (under the Company Charter Documents, the GCL, other applicable Law or otherwise) to approve this Agreement, the Merger or the other transactions contemplated by this Agreement.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                          OF THE PARENT AND MERGER SUB

                  Each of the Parent and Merger Sub represents and warrants to the Company that:

                  SECTION 4.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                           (1) Each of the Parent, Merger Sub, and each other
subsidiary of the Parent (collectively, the "PARENT SUBSIDIARIES") has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Parent. Each of the Parent, Merger Sub and each other Parent Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Parent. For purposes of this Agreement, "MATERIAL ADVERSE EFFECT ON THE PARENT" means any change in or effect on the business, assets, properties, results of operations or condition (financial or otherwise) of the Parent or any Parent Subsidiaries that is or would reasonably be expected to be materially adverse to the Parent and the Parent Subsidiaries, taken as a whole, or that would reasonably be expected to materially impair the ability of the Parent or Merger Sub to perform its obligations under this Agreement or to consummate transactions contemplated hereby.

                           (2) Section 4.1(b) of the letter from the Parent,
dated the date hereof, addressed to the Company (the "PARENT DISCLOSURE LETTER") sets forth a complete and correct list of all of the Parent Subsidiaries. Neither the Parent nor any Parent Subsidiary holds any interest in any other person other than the Parent Subsidiaries so listed.

                  SECTION 4.2 CERTIFICATE OF INCORPORATION AND BYLAWS. The copies of the Parent's certificate of incorporation and bylaws, each as amended through the date of this Agreement (collectively, the "PARENT CHARTER DOCUMENTS") that have heretofore been made available to the Company are complete and correct copies of those documents. The Parent Charter Documents are in full force and effect. The Parent is not in violation of any of the provisions of the Parent Charter Documents.

                  SECTION 4.3 CAPITALIZATION.

                           (1) As of the date of this Agreement, the authorized
capital stock of the Parent consists of (i) 2,000,000 shares of common stock $0.0001 par value per share ("PARENT COMMON STOCK") and (ii) 100,000,000 shares of preferred stock, $0.0001 par value per share ("PARENT PREFERRED STOCK"). As of March 1, 2000, 792,000 shares of Parent Common Stock and no shares of Parent Preferred Stock were issued and outstanding, all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights, (B) no shares of Parent Common Stock or Parent

Preferred Stock were held in the treasury of the Parent or by the Parent Subsidiaries. As of the date hereof, each share of Parent Preferred Stock is convertible into one share of Parent Common Stock.

                           (2) The authorized capital stock of Merger Sub
consists of 1,000 shares of common stock, ("SUB COMMON STOCK"). All of the issued and outstanding shares of Sub Common Stock are (A) owned by the Parent or another Parent Subsidiary wholly owned by the Parent and (B) duly authorized, validly issued, fully paid and nonassessable.

                  SECTION 4.4 AUTHORITY. Each of the Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby to be consummated by it. The execution and delivery of this Agreement by each of the Parent and Merger Sub and the consummation by each of the Parent and Merger Sub of such transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Parent or Merger Sub are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly authorized and validly executed and delivered by each of the Parent and Merger Sub and constitutes a legal, valid and binding obligation of each of the Parent and Merger Sub, enforceable against each of the Parent and Merger Sub in accordance with its terms.

                  SECTION 4.5 NO CONFLICT. The execution and delivery of this Agreement by the Parent and Merger Sub do not, and the performance of this Agreement by each of the Parent and Merger Sub will not:

                           (1) conflict with or violate any provision of any
Parent Charter Document or any equivalent organizational documents of any Parent Subsidiary;

                           (2) assuming that all consents, approvals,
authorizations and other actions described in Section 4.6 have been obtained and all filings and obligations described in Section 4.6 have been made, conflict with or violate any foreign or domestic Law applicable to the Parent, Merger Sub or any other Parent Subsidiary or by which any property or asset of the Parent or any Parent Subsidiary is or may be bound or affected, except for any such conflicts or violations which, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Parent; or

                           (3) result in any breach of or constitute a default
(or an event which with or without notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Parent, Merger Sub, or any other Parent Subsidiary under, any Contract to which the Parent, Merger Sub or any other Parent Subsidiary is a party or by which any of them or their assets or Properties is or may be bound or affected, except for those which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect on the Parent.

                  SECTION 4.6 REQUIRED FILINGS AND CONSENTS. The execution and delivery of this Agreement by the Parent and Merger Sub do not, and the performance of this Agreement by the Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Government Entity except (i) the pre-merger notification requirements ("HSR

Filing") of the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and the regulations promulgated thereunder ("HSR"), (ii) for the filing of the Certificate of Merger as required by the GCL and (iii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, have not resulted and would not reasonably be expected to result in a Material Adverse Effect on the Parent.

                  SECTION 4.7 INFORMATION. None of the information to be supplied by the Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement or any amendments thereof or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated in that Proxy Statement or necessary in order to make the statements in that Proxy Statement, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or warranty is made by the Parent or the Merger Sub with respect to statements made therein based on information supplied by the Company.

                  SECTION 4.8 INTERIM OPERATIONS OF MERGER SUB. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this Agreement.


                                    ARTICLE 5

                                    COVENANTS

                  SECTION 5.1 CONDUCT OF BUSINESS OF THE COMPANY. Except as contemplated by this Agreement or with the prior written consent of the Parent, during the period from the date of this Agreement to the Effective Time, the Company will, and will cause each of the Company Subsidiaries to, conduct its operations only in the ordinary course of business consistent with past practice and will use its reasonable best efforts to, and to cause each Company Subsidiary to, preserve intact the business organization of the Company and each of the Company Subsidiaries, to keep available the services of the present officers and key employees of the Company and the Company Subsidiaries, and to preserve the good will of customers, suppliers and all other persons having business relationships with the Company and the Company Subsidiaries. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or disclosed in the Company Disclosure Letter, prior to the Effective Time, the Company will not, and will not permit any Company Subsidiary to, without the prior written consent of the Parent:

                           (a) adopt any amendment to the Company Charter
Documents or the comparable organizational documents of any Company Subsidiary;

                           (b) except for issuances of capital stock of Company
Subsidiaries to the Company or a wholly owned Company Subsidiary, issue, reissue or sell, or authorize the issuance, reissuance or sale of (i) additional shares of capital stock of any class, or securities convertible into capital stock of any class, or any rights, warrants or options to acquire any convertible securities or capital stock, other than the issue of Company Shares, in accordance with the terms of the instruments governing such issuance as in effect on the date hereof and described in Section 3.3(b) of the Company Disclosure Letter, and pursuant to the exercise of Company Stock Options outstanding on the date hereof, or (ii) any other securities in respect of, in lieu of, or in substitution for, Company Shares outstanding on the date hereof;

                           (c) declare, set aside or pay any dividend or other
distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock other than between the Company and any wholly owned Company Subsidiary;

                           (d) split, combine, subdivide, reclassify or redeem,
purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities;

                           (e) except for increases in salary, wages and
benefits of officers or employees of the Company or the Company Subsidiaries in the ordinary course of business and consistent with past practice, increase the compensation or fringe benefits payable or to become payable to its directors, officers or employees (whether from the Company or any Company Subsidiaries), or pay any benefit not required by any existing plan or arrangement (including the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or grant any severance or termination pay to (except pursuant to existing agreements, plans or policies), or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any Company Subsidiaries or establish, adopt, enter into, or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, savings, welfare, deferred compensation, employment, termination, severance or other employee benefit plan, agreement, trust, fund, policy or arrangement for the benefit or welfare of any directors, officers or current or former employees, except in each case to the extent required by applicable Law;

                           (f) acquire, sell, lease, license, transfer, pledge,
encumber, grant or dispose of (whether by merger, consolidation, purchase, sale or otherwise) any assets, including capital stock of Company Subsidiaries (other than the acquisition and sale of inventory or the disposition of used or excess equipment and the purchase of raw materials, supplies and equipment, in either case in the ordinary course of business consistent with past practice), or enter into any material commitment or transaction outside the ordinary course of business, other than transactions between a wholly owned Company Subsidiary and the Company or another wholly owned Company Subsidiary;

                           (g) except in the ordinary course of business, (i)
incur, assume any long-term indebtedness or incur or assume any short-term indebtedness (including, in either case, by issuance of debt securities), (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except in the ordinary course of business, or (iii) make any loans, advances or capital contributions to, or investments in, any other person except in the ordinary course of business and except for loans, advances, capital contributions or investments between any wholly owned Company Subsidiary; or

                           (h) terminate, cancel or request any material change
in, or agree to any material change in any Contract which is material to the Company and the Company Subsidiaries taken as a whole, or enter into any Contract which would be material to the Company and the Company

Subsidiaries taken as a whole, in either case other than in connection with the Merger or in the ordinary course of business consistent with past practice; or make any capital expenditure, other than capital expenditures in connection with the Merger or that are made in the ordinary course of business consistent with past practice;

                           (i) take any action with respect to accounting
policies or procedures, other than actions in the ordinary course of business and consistent with past practice or as required pursuant to applicable Law or GAAP;

                           (j) except in the ordinary course of business, waive,
release, assign, settle or compromise any material rights, claims or litigation;

                           (k) make any Tax election or settle or compromise any
material federal, state, local or foreign income Tax liability;

                           (l) authorize or enter into any formal or informal
binding written or other agreement or otherwise make any binding commitment to do any of the foregoing.

                  SECTION 5.2 OTHER ACTIONS. During the period from the date hereof to the Effective Time, the Company and the Parent shall not, and shall not permit any of their respective subsidiaries to, take any action that would, or that would reasonably be expected to, result in any of the conditions to the Merger set forth in Article 6 hereof not being satisfied or satisfaction thereof being delayed.

                  SECTION 5.3 NOTIFICATION OF CERTAIN MATTERS. The Parent and the Company shall promptly notify each other of (a) the occurrence or non-occurrence of any fact or event which would reasonably be expected (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, (ii) to cause any covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects or (iii) to result in, in the case of Parent, a Material Adverse Effect on the Parent; and, in the case of the Company, a Material Adverse Effect on the Company, (b) any failure of the Company or the Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder, (c) any notice or other material communications from any Governmental Entity in connection with the transactions contemplated by this Agreement and (d) the commencement of any suit, action or proceeding that seeks to prevent or seek damages in respect of, or otherwise relates to, the consummation of the transactions contemplated by this Agreement.

                  SECTION 5.4 PROXY STATEMENT.

                           (1) As promptly as practicable after the execution of
this Agreement, the Company shall prepare and file with the SEC the proxy statement of the Company relating to the special meeting of the Company's stockholders (the "COMPANY STOCKHOLDERS MEETING") to be held to consider approval and adoption of this Agreement and the Merger the "PROXY STATEMENT"). The Parent shall furnish all information concerning the Parent as the Company may reasonably request in connection with such actions and the preparation of the Proxy Statement. As promptly as practicable following SEC review and comment of the Proxy Statement, the Proxy Statement will be mailed to the stockholders of the Company. The Company shall cause the Proxy Statement to comply as to form and substance in all material respects with the applicable requirements of (i) the Exchange Act, including Sections 14(a) and 14(d) thereof and the respective regulations promulgated thereunder, and (ii) the GCL.

                           (2) The Proxy Statement shall include the
recommendation of the Board of Directors of the Company to the stockholders of the Company that they vote in favor of the adoption of this Agreement and the Merger, except to the extent that the Board of Directors of the Company shall have withdrawn or modified its approval or recommendation of this Agreement or the Merger and terminated this Agreement in accordance with Sections 5.7(c) and 7.1(g).

                           (3) No amendment or supplement to the Proxy Statement
will be made without the approval of each of the Parent and the Company, which approval shall not be unreasonably withheld or delayed.

                           (4) The information supplied by the Company for
inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company, (ii) the time of the Company Stockholders' Meeting, and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement not misleading. If at any time prior to the Effective Time any event or circumstance relating to the Company or any Company Subsidiary, or their respective officers or directors, should be discovered by the Company that should be set forth in an amendment or a supplement to the Proxy Statement, the Company shall promptly inform the Parent. All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated hereby will comply as to form and substance in all material respects with the applicable requirements of the GCL and the Exchange Act.

                           (5) The information supplied by the Parent for
inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment of or supplement to the Proxy Statement) are first mailed to the stockholders of the Company, (ii) the time of the Company Stockholders Meeting, and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Parent or any Parent Subsidiary, or their respective officers or directors, should be discovered by the Parent that should be set forth in an amendment or a supplement to the Proxy Statement, the Parent shall promptly inform the Company.

                  SECTION 5.5 STOCKHOLDERS' MEETING.

                  The Company shall call and hold the Company Stockholders Meeting as promptly as practicable for the purpose of voting upon the adoption of this Agreement and the Parent and the Company will cooperate with each other to cause the Company Stockholders Meeting to be held as soon as practicable following the mailing of the Proxy Materials to the stockholders of the Company. The Company shall use its reasonable best efforts (through its agents or otherwise) to solicit from its stockholders proxies in favor of the adoption of this Agreement, and shall take all other action necessary or advisable to secure the Requisite Company Vote, except to the extent that the Board of Directors of the Company determines in good faith that doing so would cause the Board of Directors of the Company to breach its fiduciary duties to the Company's Stockholders under applicable Law after receipt of advice from independent legal counsel (which may be the Company's regularly engaged independent legal counsel).

                  SECTION 5.6 ACCESS TO INFORMATION; CONFIDENTIALITY.

                           (1) Except as required under any confidentiality
agreement or similar agreement or arrangement to which the Parent or the Company or any of their respective subsidiaries is a party or under applicable Law or the regulations or requirements of any securities exchange or quotation service or other self regulatory organization with whose rules the parties are required to comply, from the date of this Agreement to the Effective Time, the Parent and the Company shall (and shall cause their respective subsidiaries to): (i) provide to the other (and its officers, directors, employees, accountants, consultants, legal counsel, financial advisors, investment bankers, agents and other representatives (collectively, "REPRESENTATIVES")) access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of the other and its subsidiaries and to the books and records thereof; and (ii) furnish promptly such information concerning the business, properties, Contracts, assets, liabilities, personnel and other aspects of the other party and its subsidiaries as the other party or its Representatives may reasonably request. No investigation conducted under this
Section 5.6 shall affect or be deemed to modify any representation or warranty made in this Agreement.

                           (2) The parties shall comply with, and shall cause
their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, dated January 19, 2000 (the "CONFIDENTIALITY AGREEMENT"), with respect to the information disclosed under this Section 5.6.

                  SECTION 5.7 NO SOLICITATION.

                           (a) From the date hereof until the termination of
this Agreement, except as permitted hereby, the Company shall not, nor shall it permit any Company Subsidiary, or any officer, director, employee, agent or representative of the Company or a Company Subsidiary (including, without limitation, any investment banker, attorney or accountant retained by the Company or a Company Subsidiary), to, directly or indirectly, (i) initiate, solicit or knowingly encourage any inquiries, offers or proposals that constitute, or would reasonably be expected to lead to, a proposal or offer for
(x) any merger, consolidation, share exchange, recapitalization, business combination or similar transaction, (y) any sale, lease, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of assets representing 5% or more of the assets of the Company and the Company Subsidiaries, taken as a whole, or (z) sale of shares of capital stock representing, individually or in the aggregate, 5% or more of the voting power of the Company other than to the Company or a Company Subsidiary, including, without limitation, by way of a tender offer or exchange offer by any person (other than the Company or a Company Subsidiary) for shares of capital stock representing 5% or more of the voting power of the Company (any of the foregoing inquiries, offers or proposals being referred to in this Agreement as an "ACQUISITION PROPOSAL"), (ii) engage in negotiations or discussions concerning, or provide to any person or entity any information or data relating to the Company or any Company Subsidiary for the purposes of making, or take any other action to facilitate, any Acquisition Proposal, (iii) agree to, approve or recommend any Acquisition Proposal or (iv) take any other action materially inconsistent with the obligations and commitments assumed by the Company pursuant to this Section 5.7; provided, however, that, subject to the Company's compliance with this Section 5.7, nothing contained in this Agreement shall prevent the Company or its Board of Directors from, prior to receipt of the Requisite Company Vote, (A) entering into a definitive agreement providing for the implementation of a Superior Proposal (as defined below) if the Company or the Board of Directors is simultaneously terminating this Agreement pursuant to Section 7.1(g), (B) furnishing non-public information to, entering into customary confidentiality agreements with, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal to the Company or its stockholders, if the Board of Directors of the Company, by action of a majority of the entire Board of Directors of the Company, determines in good faith after consultation with a nationally-recognized independent financial advisors that such Acquisition Proposal, if accepted, constitutes, or is reasonably likely to lead to, a Superior Proposal or (C) taking and disclosing to its stockholders a position with respect to such Acquisition Proposal contemplated by Rule 14e-2(a) promulgated under the Exchange Act or making any other public disclosure that, in the opinion of the Company's counsel, is required by or advisable under applicable Law, provided, further, that except as otherwise permitted in this Section 5.7, the Company does not withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend, an Acquisition Proposal. For purposes of this Agreement, "SUPERIOR PROPOSAL" means a bona fide written Acquisition Proposal on terms which a majority of the members of the Board of Directors of the Company determine in their good faith judgment (after consultation with the a nationally-recognized independent financial advisors) and after taking into account all legal, financial, regulatory and other material aspects of the Acquisition Proposal, and the person making the proposal, to be more favorable from a financial point of view to the Company's stockholders than the Merger, and for which the Board of Directors of the Company determines in their good faith judgment (after such consultation) that financing, to the extent required, is then committed or reasonably likely to be available. The Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and will promptly inform the individuals or entities referred to in the first sentence of this Section 5.7(a) of the obligations undertaken in this Section 5.7(a). For purposes of this Agreement, an Acquisition Proposal shall not be deemed to exist solely as a result of a person filing a report on Schedule 13G to report ownership of the Company Common Stock.

                           (b) The Company shall (i) promptly notify the Parent
orally and in writing after receipt by the Company (or its advisors) of any Acquisition Proposal or any inquiries indicating that any person is considering making or wishes to make, or which would reasonably be expected to lead to, an Acquisition Proposal, including the material terms and conditions thereof and, subject to the fiduciary duties of the Board of Directors of the Company under applicable law, the identity of the person making it, (ii) promptly notify the Parent orally and in writing after receipt of any request for non-public information relating to it or any of the Company Subsidiaries or for access to its or any of the Company Subsidiaries' properties, books or records by any person that, to the Company's knowledge, may be considering making, or has made, an Acquisition Proposal, (iii) receive from any person who may make or has made an Acquisition Proposal and that requests non-public information relating to the Company and/or any Company Subsidiary, an executed confidentiality letter in reasonably customary form and containing terms that are as stringent in all material respects as those contained in the Confidentiality Agreement prior to delivery of any such non-public information, and (iv) keep the Parent advised on a prompt basis of the status of any such Acquisition Proposal, indication or request (including any material changes to the terms and conditions of any Acquisition Proposal).

                           (c) The Company Board will not withdraw or modify, or
propose to withdraw or modify, in any manner adverse to Parent, its approval or recommendation of this Agreement or the Merger except in connection with a Superior Proposal and then only upon or after the termination of this Agreement pursuant to Section 7.1(g).

                  SECTION 5.8 REASONABLE BEST EFFORTS. Subject to the terms and conditions provided in this Agreement and to applicable legal requirements, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, in the case of the Company, consistent with the fiduciary duties of the Company's Board of Directors, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper or advisable under applicable laws and regulations to ensure that the conditions set forth in
Article 6 are satisfied and to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement shall take all such necessary action.

                  SECTION 5.9 COMPANY STOCK OPTION PLANS.

                  Prior to the Effective Time, the Company shall have notified all participants of the termination of the Company's Stock Option Plans and that, as of the Effective Time, no stock option grants awarded under the Company's Stock Option Plans may be outstanding. Subject to the terms and conditions provided in the Company's Stock Option Plans and to all applicable legal requirements, the Company hereto agrees to take, or cause to be taken, all actions necessary to ensure that, as of the Effective Time, there will be not stock option grants outstanding under the Company's Stock Option Plans.

                  SECTION 5.10 CONSENTS; FILINGS; FURTHER ACTION.

                  Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Merger and the other transactions contemplated hereby,
(ii) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by the Parent or the Company or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby, (iii) make all necessary filings, and thereafter make any other submissions either required or deemed appropriate by each of the parties, with respect to this Agreement and the Merger and the other transactions contemplated hereby required under (A) the Exchange Act, (B) the GCL, (C) HSR, and (D) any other applicable Law. The parties hereto shall cooperate and consult with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing, and none of the parties will file any such document if any of the other parties shall have reasonably objected to the filing of such document. No party to this Agreement shall consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the Merger and the other transactions contemplated hereby at the behest of any Governmental Entity without the consent and agreement of the other parties to this Agreement, which consent shall not be unreasonably withheld or delayed.

                  SECTION 5.11 PUBLIC ANNOUNCEMENTS. The initial press release concerning the Merger shall be a joint press release and, thereafter, the Parent and Merger Sub and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or the requirements of the Nasdaq, in which case the issuing party shall use its reasonable best efforts to consult with the other parties before issuing any such release or making any such public statement.

                  SECTION 5.12 OBLIGATIONS OF MERGER SUB. The Parent shall take all actions necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement.

                  SECTION 5.13 EXPENSES. Except as otherwise provided in Section 7.5(b), whether or not the Merger is consummated, all Expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated hereby shall be paid by the party incurring such Expense, unless the Company terminates this Agreement in accordance with Section 7.1(g) hereto. Except as provided in Section 7.5(b), Parent shall be responsible and bear all expenses incurred by the Company in connection with the Merger up to $250,000.

                  SECTION 5.14 CONTROL OF THE COMPANY'S AND PARENT'S OPERATIONS. Nothing contained in this Agreement shall give the Parent or the Company, directly or indirectly, rights to control or direct the other party's operations prior to the Effective Time.

                  SECTION 5.15 MERGER SUB CHARTER DOCUMENTS. The Parent shall not, without the prior written consent of the Company (which consent shall not be unreasonably withheld), amend the certificate of incorporation or bylaws of the Merger Sub prior to the Closing.

                  SECTION 5.16 AGREEMENTS WITH FORMER PARTNERS. The Company will use its best efforts, and the Parent will cooperate to amend the Company's current agreements with Mary Benson, Kelly Caras, Mary Pat Flaherty, James Richardson, Marc Miller and Valerie Radic. The amended agreements shall be on terms acceptable to Parent.


                                    ARTICLE 6

                                   CONDITIONS

                  SECTION 6.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger and consummate the other transactions contemplated hereby to be consummated on the Closing Date is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

                           (a) STOCKHOLDER APPROVAL. This Agreement and
consummation of the Merger shall have been duly approved by holders of outstanding Company Shares by the Requisite Company Vote.

                           (b) LITIGATION. No court or Governmental Entity of
competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, order injunction or decree (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger or the other transactions contemplated hereby or that, individually or in the aggregate with all other such Laws, orders injunctions or decrees, would reasonably be expected to result in a Material Adverse Effect on the Parent or a Material Adverse Effect on the Company, and no Governmental Entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Law, order injunction or decree.

                           (c) HSR. The waiting period applicable to the
consummation of the Merger under the HSR shall have expired or been terminated.

                  SECTION 6.2 CONDITIONS TO OBLIGATIONS OF THE PARENT AND MERGER SUB. The obligations of each of the Parent and Merger Sub to effect the Merger and consummate the other transactions contemplated hereby to be consummated on the Closing Date are also subject to the satisfaction or waiver by the Parent at or prior to the Effective Time of the following conditions:

                           (a) REPRESENTATIONS AND WARRANTIES. The
representations and warranties of the Company set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of the Company set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and the Parent shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of the Company contained in this Agreement are so qualified) signed on behalf of the Company by an executive officer of the Company to such effect.

                           (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The
Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

                           (c) MATERIAL ADVERSE EFFECT. Since the date of this
Agreement, there shall have been no Material Adverse Effect on the Company and the Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

                           (d) CONSENTS UNDER AGREEMENTS. The Company shall have
obtained the consent, approval or waiver of each person whose consent, approval or waiver shall be required in order to consummate the transactions contemplated by this Agreement, except those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect on the Company.

                           (e) EXERCISE OPTIONS AND WARRANTS. All options and
warrants or other rights to acquire Company Common or Preferred Stock shall have been exercised in full by the holders thereof to purchase shares of Company Common Stock prior to the Effective Time or through cashless exercise, and the Parent shall have received evidence of such exercise reasonably satisfactory in form and substance to Parent.

                           (f) CERBERUS CAPITAL MANAGEMENT, LLC. The Company
Notes issued to Cerberus shall have been surrendered for prepayment and cancellation and all warrants held by Cerberus shall be exercised and/or terminated in accordance with the terms and conditions set forth in the agreement dated September 30, 1999 between the Company and Cerberus .

                           (g) AMENDMENT TO LEASE AGREEMENTS. The lease
agreements between the Company and the Zaucha Family Limited Partnership shall be amended in the form to be agreed upon by the parties.

                           (h) GOVERNMENTAL CONSENTS. Other than the filing
provided for in Section 1.3, all notices, reports and other filings required to be made prior to the Effective Time by the Company or the Parent or any of their respective subsidiaries with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by, the Company or the Parent or any of their respective subsidiaries from, any Governmental Entity in connection with the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby shall have been made or obtained (as the case may be).

                           (i) STOCKHOLDER LOANS. All loans and other advances
made to stockholders, employees, officers or directors of the Company or any Company Subsidiary (excluding (x) loans between the Company and any Company Subsidiary or between two Company Subsidiaries and (y) loans and advances to employees for reasonable, travel, business and moving expenses in the ordinary course of business) shall have been repaid, and the Parent shall have received evidence of such repayment satisfactory in form and substance to Parent in its sole discretion.

                           (j) ZAUCHA EMPLOYMENT AGREEMENT. At the Effective
Time, Parent shall enter into an employment agreement with Thomas Zaucha in the form attached hereto as Exhibit A (the "EMPLOYMENT AGREEMENT").

                           (k) JAMES MARTIN TERMINATION. The Company shall have
entered into a termination arrangement with James Martin and such arrangement shall be reasonably acceptable to the Parent.

                           (l) AVAILABLE FINANCING. The Parent shall have
received the financing or approval for the financing on acceptable terms necessary for the consummation of the transactions contemplated thereby.

                  SECTION 6.3 CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to effect the Merger and consummate the other transactions contemplated hereby to be consummated on the Closing Date is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

                           (a) REPRESENTATIONS AND WARRANTIES. The
representations and warranties of each of the Parent and Merger Sub set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of the Parent and Merger Sub set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and the Company shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of each of the Parent and Merger Sub contained in this Agreement are so qualified) signed on behalf of each of the Parent and Merger Sub by an executive officer of the Parent to such effect.

                           (b) PERFORMANCE OF OBLIGATIONS OF THE PARENT AND
MERGER SUB. Each of the Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of the Parent and Merger Sub by an executive officer of the Parent to such effect.

                           (c) MATERIAL ADVERSE EFFECT. Since the date of this
Agreement, there shall have been no Material Adverse Effect on the Parent and the Company shall have received a certificate signed on behalf of the Parent by an executive officer of the Parent to such effect.



                                    ARTICLE 7

                                   TERMINATION

                  SECTION 7.1 TERMINATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement, as follows:

                           (1) by mutual written consent of the Parent and the
Company duly authorized by their respective boards of directors;

                           (2) by either the Parent or the Company, if the
Effective Time shall not have occurred on or before June 30, 2000; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to the party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

                           (3) by either the Parent or the Company, if any
order, injunction or decree preventing the consummation of the Merger shall have been entered by any court of competent jurisdiction or Governmental Entity and shall have become final and nonappealable;

                           (4) by the Parent or the Company, if this Agreement
shall fail to receive the requisite vote for adoption at the Company Stockholders Meeting or any adjournment or postponement thereof;

                           (5) by the Parent, upon a breach of any material
representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in either of Section 6.2(a) or 6.2(c) would not be satisfied (a "TERMINATING COMPANY BREACH"); provided, however, that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable best efforts and for so long as the Company continues to exercise such reasonable best efforts, the Parent may not terminate this Agreement under this Section 7.1(e);

                           (6) by the Company, upon breach of any material
representation, warranty, covenant or agreement on the part of the Parent set forth in this Agreement, or if any representation or warranty of the Parent shall have become untrue, in either case such that the conditions set forth in either of Section 6.3(a) or 6.3(c) would not be satisfied (a "TERMINATING PARENT BREACH"); provided, however, that, if such Terminating Parent Breach is curable by the Parent through its reasonable best efforts and for so long as the Parent continues to exercise such reasonable best efforts, the Company may not terminate this Agreement under this Section 7.1(f); or

                           (7) by the Company, if prior to the Requisite Company
Vote, the Board of Directors of the Company shall have approved, and the Company shall concurrently enter into, a definitive agreement providing for the implementation of a Superior Proposal; provided, however, that (i) the Company is not then in breach of Section 5.8, (ii) the Company's Board of Directors shall have authorized the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and the Company shall have notified the Parent in writing that it intends to enter into such an agreement, attaching the most current version of such agreement to such notice, (iii) during the two-business day period after the Company's notice, (A) the Company shall have offered to negotiate with (and, if accepted, negotiate with), and shall have caused its respective financial and legal advisors to have offered to negotiate with (and, if accepted, negotiate with) Parent to attempt to make such commercially reasonable adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the Merger and (B) the Board of Directors of the Company shall have concluded, after considering the results of such negotiations and the revised proposals made by the Parent, if any, that any Superior Proposal giving rise to the Company's notice continues to be a Superior Proposal; (iv) such termination is within five (5) business days following the two (2) business day period referred to above, and (v) no termination pursuant to this Section 7.1(g) shall be effective unless the Company shall simultaneously make the payment of the termination fee portion of the Termination Amount required by Section 7.5(b); provided, however, that such termination of this Agreement shall not relieve the Company of its obligation to pay the remainder of the Termination Amount, if it consummates the Superior Proposal.

                  SECTION 7.2 EFFECT OF TERMINATION. Except as provided in
Section 8.2, in the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of the Parent, Merger Sub or the Company or any of their respective Representatives, and all rights and obligations of each party hereto shall cease, subject to the remedies of the parties set forth in Sections 7.5(b) and (c); provided, however, that nothing in this Agreement shall relieve any party from liability for the wilful breach of any of its representations and warranties or the breach of any of its covenants or agreements set forth in this Agreement.

                  SECTION 7.3 AMENDMENT. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided that, after the approval of this Agreement by the stockholders of the Company, no amendment may be made that would reduce the amount or change the type of consideration into which each Company Share shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 7.4 WAIVER. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties contained in this Agreement of any other party hereto or in any document delivered pursuant hereto, and (c) waive compliance with any agreement or condition of any other party hereto contained in this Agreement. Any waiver of a condition set forth in Section 6.1, or any determination that such a condition has been satisfied, will be effective only if made in writing by each of the Company and the Parent and, unless otherwise specified in such writing, shall thereafter operate as a waiver (or satisfaction) of such conditions for any and all purposes of this Agreement. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  SECTION 7.5 EXPENSES FOLLOWING TERMINATION.

                           (1) Except as set forth in this Section 7.5, all
Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid in accordance with the provisions of Section
5.13. For purposes of this Agreement, "EXPENSES" consist of all reasonable out-of-pocket expenses (including, all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement and/or the Proxy Materials (as the case may be), the solicitation of stockholder approvals and all other matters related to the closing of the transactions contemplated hereby.

                           (2) The Company agrees that, if (i) the Company shall
terminate this Agreement pursuant to Section 7.1(g), the Company shall pay to Parent (x) within 5 business days after receipt of evidence of Parent's documented expenses following such termination, an amount equal to Parent's documented Expenses in connection with this Agreement and the transactions contemplated hereby not to exceed $250,000 in the aggregate and (y) upon consummation of the Superior Proposal with the third party offeror, or any affiliate of the third party offeror, within a period of twelve months after the date that the Company notifies the parent of termination pursuant to Section 7.1(g), a termination fee in the amount of $1,800,000 (collectively, such Expenses and such fee, the Termination Amount"); any payment required to be made pursuant to this Section 7.5(b) shall be made by wire transfer of immediately available funds to an account designated by Parent or by check if Parent fails to designate an account.

                           (3) Each of the Parent and the Company agrees that
the payments provided for in Section 7.5(b) shall be the sole and exclusive remedy of the parties upon a termination of this Agreement pursuant to Section 7.1, and such remedy shall be limited to the payment stipulated in Section 7.5(b); provided, however, that nothing in this Agreement shall relieve any party from liability for the wilful breach of any of its representations and warranties or the breach of any of its covenants or agreements set forth in this Agreement.






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



                                    ARTICLE 8

                                  MISCELLANEOUS

                  SECTION 8.1 CERTAIN DEFINITIONS.  For purposes of this
Agreement:

                           (a) The term "BUSINESS DAY" means any day, other than
Saturday, Sunday or a federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time. In computing any time period under this Agreement, the date of the event which begins the running of such time period shall be included except that if such event occurs on other than a business day such period shall begin to run on and shall include the first business day thereafter.

                           (b) The term "CHANGE OF CONTROL" of the Company shall
mean such time as: (i) any person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of outstanding shares of capital stock of the Company, entitling such person or persons to exercise 30% or more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of stockholders of the Company (the term "beneficial owner" shall be determined in accordance with Rule 13d-3, promulgated by the Securities Commission under the Exchange Act); (ii) a majority of the Board of Directors of the Company shall consist of Persons other than Continuing Directors. The term "Continuing Director" shall mean any member of the Board of Directors of the Company on the date of this Agreement and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors of the Company; (iii) a recapitalization, reorganization, merger, consolidation or similar transaction, in each case, with respect to which all or substantially all the persons who were the respective beneficial owners of the outstanding shares of capital stock of the Company immediately prior to such recapitalization, reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 50% of the combined voting power of the then outstanding shares of capital stock of the company resulting from such recapitalization, reorganization, merger, consolidation or similar transaction; or (iv) the sale or other disposition of all or substantially all the assets of the Company in one transaction or in a series of related transactions.

                           (c) The term "INCLUDING" means, unless the context
clearly requires otherwise, including but not limited to the things or matters named or listed after that term.

                           (d) The term "KNOWLEDGE," as applied to the Company
or the Parent, means the actual knowledge of any executive officer or director of the Company or the Parent, as the case may be or should have known as a prudent executive officer or director.

                           (e) The term "LEASE" shall mean any lease of
property, whether real, personal or mixed, and all amendments thereto, and shall include without limitation all use or occupancy agreements.

                           (f) The term "PERMITTED LIENS" shall mean (a) Liens
for current Taxes not yet due and payable, (b) such imperfections of title, easements, encumbrances and mortgages or other Liens, if any, as are not, individually or in the aggregate, material in character, amount or extent and do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby, (c) Liens securing debt for borrowed money of the underlying fee owner where the Company or a Company Subsidiary or the Parent or a Parent Subsidiary, as the case may be, is a lessee, (d) levies not at the time due or which are being contested or good faith by appropriate proceedings and (e) mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days.

                           (g) The term "PERSON" shall include individuals,
corporations, limited and general partnerships, trusts, limited liability companies, associations, joint ventures, Governmental Entities and other entities and groups (which term shall include a "GROUP" as such term is defined in Section 13(d)(3) of the Exchange Act).

                           (h) The term "REAL PROPERTY" shall mean all of the
fee estates and buildings and other fixtures and improvements thereon, leasehold interests, easements, licenses, rights to access, rights-of-way, and other real property interests which are owned or used by the Company or any Company Subsidiary or the Parent or any Parent Subsidiary, as the case may be, as of the date hereof, in the operations of the business of the Company and the Company Subsidiaries, plus such additions thereto and deletions therefrom arising in the ordinary course of business between the date hereof and the Closing Date.

                           (i) The term "SUBSIDIARY" or "SUBSIDIARIES" means,
with respect to the Parent, the Company or any other person, any entity of which the Parent, the Company or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, stock or other equity interests constituting 50% or more of the voting or economic interest in such entity.

                  SECTION 8.2 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements in this Agreement and in any certificate delivered under this Agreement shall terminate at the Effective Time or upon the termination of this Agreement under Section 7.1, as the case may be, except that the agreements set forth in Articles 1 and 2 and this Article 8 shall survive the Effective Time, those set forth in Sections 5.6(b), 5.13, 7.2 and 7.5 and this Article 8 shall survive termination of this Agreement. Each party agrees that, except for the representations and warranties contained in this Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other Representatives with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, notwithstanding the delivery of disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

                  SECTION 8.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

                  SECTION 8.4 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

                           (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND
IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES, EXCEPT THAT DELAWARE LAW SHALL APPLY TO THE EXTENT REQUIRED IN CONNECTION WITH THE EFFECTUATION OF THE

MERGER. The parties irrevocably submit to the jurisdiction of the federal courts of the United States of America located in the Commonwealth of Pennsylvania and the State courts of the Commonwealth of Pennsylvania solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated by this Agreement and by those documents, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject to this Agreement or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.5 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                           (2) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY
CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.4.

                  SECTION 8.5 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or reputable overnight delivery or by facsimile (so long as followed up using one of the preceding methods):

                           if to the Parent or Merger Sub:

                           Benchmark Medical, Inc.
                           101 Lindenwood Drive, Suite 420
                           Malvern, PA  19355

                           with copies to:

                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pa  19103
                           Attention:  Steven R. Wall, Esq.
                           Fax: (215) 963-5299
                           if to the Company:

                           Northstar Health Services, Inc.
                           665 Philadelphia Street
                           Indiana, PA  15701

                           with copies to:

                           Duane, Morris & Heckscher LLP
                           305 N. Front Street, 5th Floor
                           Harrisburg, Pa  17107
                           Attention: Brian W. Bisignani, Esq.
                           Fax: (717) 232-4015

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

                  SECTION 8.6 ENTIRE AGREEMENT. This Agreement (including any exhibits and annexes to this Agreement), the Company Disclosure Letter and the Parent Disclosure Letter constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter of this Agreement.

                  SECTION 8.7 OBLIGATIONS OF THE PARENT AND OF THE COMPANY. Whenever this Agreement requires a Parent Subsidiary to take any action, that requirement shall be deemed to include an undertaking on the part of the Parent to cause that Parent Subsidiary to take that action. Whenever this Agreement requires a Company Subsidiary to take any action, that requirement shall be deemed to include an undertaking on the part of the Company to cause that Company Subsidiary to take that action and, after the Effective Time, on the part of the Surviving Corporation to cause that Company Subsidiary to take that action.

                  SECTION 8.8 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of the provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of the provision, or the application of that provision, in any other jurisdiction.

                  SECTION 8.9 INTERPRETATION. The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement. Where a reference in this Agreement is made to a section, exhibit or annex, that reference shall be to a section of or exhibit or annex to this Agreement unless otherwise indicated. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  SECTION 8.10 ASSIGNMENT. This Agreement shall not be assignable by operation of law or otherwise, except that the Parent may designate, by written notice to the Company, another Parent Subsidiary that is wholly owned directly or indirectly by the Parent to be merged with and into the Company in lieu of Merger Sub, in which event all references in this Agreement to Merger Sub shall be deemed references to such other Parent Subsidiary, and in that case, all representations and warranties made in this Agreement with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Parent Subsidiary as of the date of such designation.

                  SECTION 8.11 SPECIFIC PERFORMANCE. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

                                   BENCHMARK MEDICAL, INC.


                                   By: /s/ Ronald G. Hiscock
                                      -----------------------------------------
                                   Name: Ronald G. Hiscock
                                   Title: President and Chief Executive Officer


                                   NORTHSTAR HEALTH SERVICES, INC.



                                   By: /s/ Thomas W. Zaucha
                                      -----------------------------------------
                                   Name:  Thomas W. Zaucha
                                   Title: President and Chief Executive Officer


                                   NORTHSTAR ACQUISITION CORP


                                   By: /s/ Ronald G. Hiscock
                                      -----------------------------------------
                                   Name: Ronald G. Hiscock
                                   Title: President

                                   APPENDIX 2
       APPRAISAL RIGHTS PROVISIONS OF THE DELAWARE GENERAL CORPORATION LAW


GCL Section 262. Appraisal rights

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Section Section 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                        NORTHSTAR HEALTH SERVICES, INC.
                            665 PHILADELPHIA STREET
                          INDIANA, PENNSYLVANIA, 15701

            PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
          TO BE HELD ON SEPTEMBER 20, 2000 AT 11:00 A.M., EASTERN TIME

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         NORTHSTAR HEALTH SERVICES, INC.

The undersigned stockholder(s) of Northstar Health Services, Inc. (the "Company"), a Delaware corporation, hereby appoints Michael S. Delaney and James
R. Martin, and each or any of them, or __________________________________ (a substitute proxyholder of the undersigned) with full power of substitution, as proxies of the undersigned, to vote all shares of the Company's stock which the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and in their discretion upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, SUCH PROXY WILL BE VOTED FOR THE MERGER AGREEMENT (PROPOSAL 1).

Please mark boxes in blue or black ink.

(1) Proposal to approve and adopt the Agreement and Plan of Merger by and among the Company, Benchmark Medical, Inc., a Delaware corporation ("BMI"), and its wholly-owned subsidiary, Northstar Acquisition Corp., a Delaware corporation ("NAC") (the "Merger Agreement"), providing for the merger of NAC with and into the Company with the Company being the surviving corporation, and pursuant to which each outstanding share of the Company's Common Stock will be converted into the right to receive $1.50 in cash, without interest, all as more fully described in the accompanying Proxy Statement and the Merger Agreement which is attached as Appendix 1 to the Proxy Statement.

                   FOR   [ ]        AGAINST   [ ]       ABSTAIN   [ ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

(2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

      RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT
                 DATED AUGUST 18, 2000 IS HEREBY ACKNOWLEDGED.


                                Dated: ___________________________________, 2000


                                ________________________________________________
                                Signature


                                ________________________________________________
                                Signature


Please sign exactly as your name(s) appears hereon. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If more than one trustee, all should sign. If a corporation, sign the full corporate name by an authorized officer. If a partnership, sign in partnership name by an authorized person. If stock is held jointly, each owner should sign.

       YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.